UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039
                                    ---------

                               THIRD AVENUE TRUST
                               ------------------
               (Exact name of registrant as specified in charter)

      622 Third Avenue, 32nd Floor, New York, NY                  10017
     --------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip code)

    W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
   --------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-443-1021
                                                    ------------

Date of fiscal year end: October 31, 2008
                         ----------------

Date of reporting period: October 31, 2008
                          ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") is as follows:

================================================================================

                            [THIRD AVENUE FUNDS LOGO]

                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                      THIRD AVENUE REAL ESTATE VALUE FUND

                     THIRD AVENUE INTERNATIONAL VALUE FUND

                                  ANNUAL REPORT
                                  -------------
                                October 31, 2008

================================================================================

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS

                                 PRIVACY POLICY

Third Avenue Funds (the "Funds") respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                      PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated the voting of proxies relating to their voting securities to the Funds' investment adviser pursuant to the adviser's proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31, each year (i) without charge, upon request, by calling
(800) 443-1021, (ii) on the website of the Securities and Exchange Commission ("SEC") at http://www.sec.gov., and (iii) on the Funds' website www.thirdave.com.

                    SCHEDULE OF PORTFOLIO HOLDINGS--FORM N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2008
                                   (UNAUDITED)

At October 31, 2008, the audited net asset value attributable to each of the 152,814,331 common shares outstanding of the Third Avenue Value Fund ("TAVFX") was $35.16 per share. This compares with an audited net asset value at October 31, 2007 of $65.95 per share, adjusted for a subsequent distribution to shareholders.

                                              AVERAGE ANNUAL RETURNS FOR THE PERIODS
                                                      ENDED OCTOBER 31, 2008
                                           -------------------------------------------
                          ONE YEAR ENDED     THREE     FIVE     TEN    SINCE INCEPTION
                             10/31/08        YEAR      YEAR     YEAR      (11/1/90)
                          --------------   --------   ------   -----   ---------------
Third Avenue Value Fund      (46.52%)      (10.32%)    1.26%   6.22%       11.86%
Russell 2500 Index           (37.27%)       (5.94%)    1.44%   5.86%       11.35%
S&P 500 Index                (36.10%)       (5.21%)    0.26%   0.40%        8.86%

The Third Avenue Value Fund (the "Fund") seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. However, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. During the year ended October 31, 2008, the Fund, which was down 46.5%, underperformed these indices. We believe that the Fund's performance should be judged over the long-term absolute, rather than against any of these indices.

Fund performance in fiscal 2008 paralleled that of most other value mutual funds. Third Avenue, however, differed from many others in that we believe there were almost no permanent impairments among Third Avenue's portfolio companies. For example, the Fund did not own any securities issued by Bear Stearns, Lehman Brothers, Countrywide, Fannie Mae, Freddie Mac, Wachovia or AIG. As far as we are concerned, the Fund's poor 2008 performance is attributable to an irrational stock market, not any fundamental deterioration in the businesses in which the Fund has invested. We continue to be pleased with the quality of the companies in which the Fund is invested.

The last 12 months, ended October 31, 2008, were characterized by extreme volatility in financial markets, driven by panic and indiscriminate selling of securities around the globe. While shares of companies with weak financial positions are expected to decline in such markets, those of many well-capitalized, well-managed companies, such as those in the Fund's portfolio are being punished unfairly. We believe our holdings are not only credit worthy, without a need to access capital markets, but they also have excellent prospects over the next five years of increasing net asset value by at least 10%, per annum, compounded.

Given the ongoing crisis, it is no surprise that the Fund's key detractors were its investments in financial and real estate-related companies, both in the U.S. and abroad. This includes Hong Kong-based Cheung Kong Holdings and Henderson
Land Development. The continued austerity measures implemented by the Chinese government to "cool down" the mainland property market have undoubtedly impacted a large number of the local developers and compa-

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                   PORTFOLIO MANAGEMENT DISCUSSION (CONTINUED)
                                   (UNAUDITED)

nies with exposure to that market, especially those that have not been able to obtain financing or have been forced to sell into a weak market. However, we believe our Portfolio companies have the necessary financial strength to not only withstand the current turmoil, but to add property assets opportunistically during the recent pullback.

U.S.-based Forest City Enterprises was also among the top detractors. We continue to believe that this company has an attractive property portfolio in markets with high barriers to entry and a strong management team that has been able to build value over time. We believe the company's strong balance sheet and its development know-how should enable it to work through the difficult market environment. Additionally, as in the past, its deep development pipeline should ultimately translate into growth in shareholder value.

On the  positive,  Fund  performance  benefited  from  the  sale of  many  small
positions,   including  Parexel  International  Corp.,   Pharmaceutical  Product
Development, Inc., First American Corp. and Daiichi Sankyo.

The Fund continues to look for investment opportunities, including distressed debt, that meet our strict investment criteria.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2008, AND ARE SUBJECT TO CHANGE.

Third Avenue Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. The Russell 2500 Index measures the performance of small to mid-sized companies. The S&P 500 Index and the Russell 2500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

                          COMPARISON OF CHANGE IN VALUE
           OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND (TAVFX),
      THE RUSSELL 2500 INDEX AND THE STANDARD & POOR'S 500 INDEX (S&P 500)
                    FOR THE TEN YEARS ENDED OCTOBER 31, 2008

                           Average Annual Total Return

                     1 Year     3 Years   5 Years   10 Years
                    (46.52%)   (10.32%)    1.26%      6.22%

       [The following table represents a line chart in the printed piece.]

             TAVFX*       Russell 2500 Index*    S&P 500 Index*

10/31/98    $10000            $10000              $10000
             11689             11800               12566.7
10/31/00     14502.5           14547               13332.2
             14066             12776.7             10011.9
10/31/02     12462.5           11610.2              8499.08
             17168.3           16450.4             10266.9
10/31/04     20512.7           18480.4             11234
             25343.5           21234               12213.6
10/31/06     28658.4           24988.2             14209.3
             34175.1           28164.2             16278.2
10/31/08     18276.9           17668.5             10402.4

* All returns include reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            INDUSTRY DIVERSIFICATION
                               AT OCTOBER 31, 2008

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2008 IS AS FOLLOWS:
(UNAUDITED)

       [The following table represents a bar chart in the printed piece.]

INDUSTRY                                                  % OF NET ASSETS
---------                                                 ---------------
Holding Companies                                              23.87
Non-U.S. Real Estate Operating Companies                       16.19
Financial Insurance/Credit Enhancement                          9.25
U.S. Real Estate Operating Companies                            7.94
Automotive                                                      7.81
Oil & Gas Production & Services                                 6.1
Annuities & Mutual Fund Management & Sales                      5.52
Steel & Specialty Steel                                         4.31
Utilities, Utility Service Companies & Waste Management         3.54
Electronics Components                                          1.52
Auto & Related                                                  1.36
Telecommunications                                              1.02
Other                                                           4.33
Cash and Equivalents (Net)                                      7.24

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2008

                                            PRINCIPAL                                                                    VALUE
                                            AMOUNT (+)                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 5.64%
AUTO & RELATED - 1.36%                        2,005,000     General Motors Corp., step bond, 0.000% until 3/15/16
                                                            (7.750% thereafter), due 3/15/36                         $      280,700
                                             10,000,000     GMAC LLC, 7.750%, due 1/19/10                                 7,491,820
                                             49,652,000     GMAC LLC, 7.250%, due 3/2/11                                 30,568,949
                                             50,002,000 EUR GMAC LLC, 5.375%, due 6/6/11                                 34,732,905
                                                                                                                     --------------
                                                                                                                         73,074,374
                                                                                                                     --------------
CONSUMER PRODUCTS - 0.27%                    15,086,010     Home Products International, Inc., 2nd Lien,
                                                            Convertible, PIK, 6.000%, due 3/20/17 (b)                    14,647,007
                                                                                                                     --------------
FINANCIAL INSURANCE/CREDIT
ENHANCEMENT - 3.57%                         355,167,000     MBIA Insurance Corp., 14.000%, due 1/15/33 (d) (h)          191,941,126
                                                                                                                     --------------
FINANCIAL SERVICES - 0.10%                    8,250,000     CIT Group, Inc., 4.750%, due 12/15/10                         5,056,763
                                                                                                                     --------------
HOME DEVELOPMENT - 0.20%                                    Standard Pacific Corp.:
                                              9,800,000     6.250%, due 4/1/14                                            5,047,000
                                              9,415,000     7.000%, due 8/15/15                                           5,696,075
                                                                                                                     --------------
                                                                                                                         10,743,075
                                                                                                                     --------------
U.S. REAL ESTATE OPERATING
COMPANIES - 0.14%                            15,000,000     Forest City Enterprises, Inc., 3.625%, due 10/15/11           7,741,500
                                                                                                                     --------------
                                                            TOTAL CORPORATE BONDS
                                                            (Cost $446,316,811)                                         303,203,845
                                                                                                                     --------------

                                               SHARES
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.03%
AUTO SUPPLY - 0.02%                             759,866     ISE Corp. Series B (a) (b)                                           --
                                                977,469     ISE Corp. Series C (a) (b)                                    1,064,464
                                                                                                                     --------------
                                                                                                                          1,064,464
                                                                                                                     --------------
FINANCIAL INSURANCE/CREDIT
ENHANCEMENT - 0.00%                           6,045,667     CGA Group, Ltd. Series C (Bermuda) (a) (b)                           --
                                                                                                                     --------------
INSURANCE & REINSURANCE - 0.01%                   4,775     Ecclesiastical Insurance, 8.625% (United Kingdom)                 7,478
                                              1,022,245     RS Holdings Corp., Convertible, Class A (a) (b)                 367,047
                                                                                                                     --------------
                                                                                                                            374,525
                                                                                                                     --------------
                                                            TOTAL PREFERRED STOCKS
                                                            (Cost $14,103,694)                                            1,438,989
                                                                                                                     --------------
COMMON STOCKS - 86.97%
ANNUITIES & MUTUAL FUND MANAGEMENT &          5,500,000     Bank of New York Mellon Corp. (The)                         179,300,000
SALES - 5.52%                                 5,148,000     Power Corp. of Canada (Canada)                              111,903,759
                                                139,212     Westwood Holdings Group, Inc.                                 5,338,780
                                                                                                                     --------------
                                                                                                                        296,542,539
                                                                                                                     --------------
AUTO SUPPLY - 0.00%                             217,210     ISE Corp. (a) (b)                                                    --
                                                                                                                     --------------
AUTOMOTIVE - 7.81%                           18,576,400     Toyota Industries Corp. (Japan) (c)                         419,379,422
                                                                                                                     --------------
CONSUMER PRODUCTS - 0.00%#                      526,368     Home Products International, Inc. (a) (b) (c)                    26,318
                                                                                                                     --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2008

                                                                                                                         VALUE
                                              SHARES                                                                    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DEPOSITORY INSTITUTIONS - 0.48%                 218,500     Carver Bancorp, Inc. (c)                                 $    1,472,690
                                             19,558,450     Chong Hing Bank, Ltd. (Hong Kong)                            24,574,668
                                                                                                                     --------------
                                                                                                                         26,047,358
                                                                                                                     --------------
ELECTRONICS COMPONENTS - 1.52%                9,046,200     AVX Corp. (c)                                                81,596,724
                                                                                                                     --------------
FINANCIAL INSURANCE/CREDIT                   25,707,362     Ambac Financial Group, Inc. (c)                              68,895,730
ENHANCEMENT - 5.68%                           3,806,722     Manifold Capital Holdings, Inc. (a) (b) (c) (f)                  38,067
                                             19,349,845     MBIA, Inc. (a) (c)                                          190,208,976
                                              2,000,000     MGIC Investment Corp.                                         7,760,000
                                             10,649,350     Radian Group, Inc. (c)                                       38,337,660
                                                                                                                     --------------
                                                                                                                        305,240,433
                                                                                                                     --------------
FINANCIAL SERVICES - 0.25%                    3,250,000     CIT Group, Inc.                                              13,455,000
                                                                                                                     --------------
HEALTHCARE SERVICES - 0.32%                     342,300     Datascope Corp.                                              17,173,191
                                                                                                                     --------------
HOLDING COMPANIES - 23.87%                   10,000,000     Brookfield Asset Management, Inc., Class A (Canada)         180,300,000
                                                 83,370     Capital Southwest Corp.                                       8,503,740
                                             53,819,000     Cheung Kong Holdings, Ltd. (Hong Kong)                      516,744,482
                                              3,951,800     Guoco Group, Ltd. (Hong Kong)(1)                             23,210,525
                                             12,713,000     Hutchison Whampoa, Ltd. (Hong Kong)                          68,699,398
                                             10,665,000     Investor AB, Class A (Sweden)                               154,666,146
                                              2,200,000     Jardine Matheson Holdings, Ltd. (Hong Kong)(1)               51,700,000
                                                359,250     Pargesa Holding SA (Switzerland)                             27,519,382
                                              3,317,350     RHJ International (Belgium) (a)                              17,955,654
                                             48,526,822     Wharf (Holdings), Ltd. (The) (Hong Kong)                     96,821,712
                                             90,996,500     Wheelock & Co., Ltd. (Hong Kong)                            136,317,337
                                                                                                                     --------------
                                                                                                                      1,282,438,376
                                                                                                                     --------------
HOME DEVELOPMENT - 0.63%                      1,000,000     MDC Holdings, Inc.                                           33,630,000
                                                                                                                     --------------
INDUSTRIAL & AGRICULTURAL                       594,300     Alamo Group, Inc. (c)                                         7,476,294
EQUIPMENT - 0.57%                               360,100     Mestek, Inc. (a)                                              2,979,828
                                                360,100     Omega Flex, Inc.                                              7,702,539
                                                480,500     Standex International Corp.                                  12,401,705
                                                                                                                     --------------
                                                                                                                         30,560,366
                                                                                                                     --------------
INSURANCE & REINSURANCE - 0.01%                 127,500     Olympus Re Holdings, Ltd. (Bermuda) (a) (b)                     747,150
                                                 32,089     RS Holdings Corp., Class A (a) (b)                               11,522
                                                                                                                     --------------
                                                                                                                            758,672
                                                                                                                     --------------
MUTUAL HOLDING COMPANIES - 0.33%                637,122     Brooklyn Federal Bancorp, Inc.                                9,238,269
                                                 50,920     Colonial Bankshares, Inc. (a)                                   432,820
                                                490,036     FedFirst Financial Corp. (a) (c)                              2,864,261
                                                205,511     Gouverneur Bancorp, Inc.                                      1,592,710
                                                274,157     Home Federal Bancorp, Inc. (c)                                1,932,807
                                                242,800     SFSB, Inc. (a) (c)                                            1,606,122
                                                                                                                     --------------
                                                                                                                         17,666,989
                                                                                                                     --------------
NON-LIFE INSURANCE-JAPAN - 0.97%              1,697,500     Tokio Marine Holdings, Inc., (Japan)                         52,360,906
                                                                                                                     --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2008

                                                                                                                          VALUE
                                              SHARES                                                                    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NON-U.S. REAL ESTATE OPERATING               24,220,000     Hang Lung Group, Ltd. (Hong Kong)                        $   77,939,354
COMPANIES - 16.19%                           30,534,000     Hang Lung Properties, Ltd. (Hong Kong)                       74,609,647
                                            119,598,738     Henderson Land Development Co., Ltd. (Hong Kong) (c)        432,515,953
                                              8,151,000     Mitsubishi Estate Co., Ltd. (Japan)                         145,604,169
                                              7,970,000     Mitsui Fudosan Co., Ltd. (Japan)                            139,022,858
                                                                                                                     --------------
                                                                                                                        869,691,981
                                                                                                                     --------------
OIL & GAS PRODUCTION & SERVICES - 6.10%       2,000,630     Cimarex Energy Co.                                           80,945,490
                                                776,800     EnCana Corp. (Canada)                                        39,546,888
                                             11,090,000     Nabors Industries, Ltd. (Bermuda) (a)                       159,474,200
                                              2,000,000     Suncor Energy, Inc. (Canada)                                 47,840,000
                                                                                                                     --------------
                                                                                                                        327,806,578
                                                                                                                     --------------
RETAIL - 0.05%                                   47,457     Sears Holdings Corp. (a)                                      2,740,167
                                                                                                                     --------------
STEEL & SPECIALTY STEEL - 4.31%               3,445,500     POSCO, ADR (South Korea)                                    231,503,145
                                                                                                                     --------------
TELECOMMUNICATIONS - 1.02%                   10,000,000     Sycamore Networks, Inc. (a)                                  33,400,000
                                              5,008,450     Tellabs, Inc. (a)                                            21,235,828
                                                                                                                     --------------
                                                                                                                         54,635,828
                                                                                                                     --------------
U.S. REAL ESTATE OPERATING                   18,975,821     FNC Realty Corp. (a) (b)                                     11,309,589
COMPANIES - 7.80%                             9,149,445     Forest City Enterprises, Inc., Class A (c)                  108,786,901
                                                 22,500     Forest City Enterprises, Inc., Class B                          270,900
                                                 36,648     Homefed Corp. (a)                                               879,552
                                              6,415,712     St. Joe Co. (The) (a) (c)                                   198,373,815
                                              3,420,106     Tejon Ranch Co. (a) (c)                                      99,388,281
                                                                                                                     --------------
                                                                                                                        419,009,038
                                                                                                                     --------------
UTILITIES, UTILITY SERVICE COMPANIES &
WASTE MANAGEMENT - 3.54%                      8,816,889     Covanta Holding Corp. (a) (c)                               190,092,127
                                                                                                                     --------------
                                                            TOTAL COMMON STOCKS
                                                            (Cost $5,877,516,764)                                     4,672,355,158
                                                                                                                     --------------

                                            INVESTMENT
                                            AMOUNT ($)
                                                OR
                                            PARTNERSHIP
                                               UNITS
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.12%
INFRASTRUCTURE - 0.11%                          400,000     Brookfield Infrastructure Partners LP(2)                      6,000,000
                                                                                                                     --------------
INSURANCE & REINSURANCE - 0.01%               1,805,000     Insurance Partners II Equity Fund, L.P. (a) (b)                 308,898
                                                                                                                     --------------
                                                            TOTAL LIMITED PARTNERSHIPS
                                                            (Cost $8,007,814)                                             6,308,898
                                                                                                                     --------------

                                            PRINCIPAL
                                            AMOUNT (+)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.85%
FOREIGN GOVERNMENT OBLIGATIONS - 2.98%      100,000,000 GBP United Kingdom Treasury Bill, 4.93%++, due 12/15/08 (g)     160,284,549
                                                                                                                     --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2008

                                            PRINCIPAL                                                                    VALUE
                                            AMOUNT ($)                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENT - 3.87%                207,739,425     JP Morgan Securities, Inc., 0.10%, dated 10/31/08,
                                                            due 11/3/08 (e)                                          $  207,739,425
                                                                                                                     --------------
                                                            TOTAL SHORT TERM INVESTMENTS
                                                            (Cost $404,607,727)                                         368,023,974
                                                                                                                     --------------
                                                            TOTAL INVESTMENT PORTFOLIO - 99.61%
                                                            (Cost $6,750,552,810)                                     5,351,330,864

                                                            OTHER ASSETS LESS LIABILITIES - 0.39%                        20,963,588
                                                                                                                     --------------
                                                            NET ASSETS - 100.00%
                                                            (Applicable to 152,814,331 shares outstanding)           $5,372,294,452
                                                                                                                     ==============

Notes:

ADR:  American Depository Receipt.
EUR:  Euro.
GBP:  Great British Pound.
PIK:  Payment-in-kind.

(a)   Non-income producing security.

(b)   Fair-valued security.

(c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e) Repurchase agreement collateralized by U.S. Treasury Inflation Indexed Notes, par value $211,530,000, due 4/15/11-7/15/15, value $213,689,450.

(f)   Security is subject to restrictions on resale.

(g)   A portion of this security is segregated for future fund commitments.

(h)   Variable rate security.

#     Amount represents less than 0.01% of total net assets.

+     Denominated in U.S. Dollars unless otherwise noted.

++    Annualized yield at date of purchase.

(1)   Incorporated in Bermuda.

(2)   Bermuda exempted limited partnership.

The aggregate cost for federal income tax purposes is $6,836,389,901.

The aggregate gross unrealized appreciation for federal income tax purposes is $467,850,801.

The aggregate gross unrealized depreciation for federal income tax purposes is $(1,952,909,838).

Country Concentration

                         % of
                       Net Assets
                       ----------
United States            36.49%
Hong Kong                27.98
Japan                    14.08
Canada                    7.07
South Korea               4.31
United Kingdom            2.98
Bermuda                   2.98
Sweden                    2.88
Switzerland               0.51
Belgium                   0.33
                       ----------
Total                    99.61%
                       ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                             STATEMENT OF ASSETS AND
                          LIABILITIES OCTOBER 31, 2008

ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (cost of $4,125,553,776)                $ 3,508,338,716
   Affiliated issuers (cost of $2,624,999,034)                    1,842,992,148
                                                                ---------------
      Total investments (cost of $6,750,552,810)                  5,351,330,864
Dividends and interest receivable                                    33,459,701
Receivable for fund shares sold                                      12,088,790
Other receivables                                                       224,340
Other assets                                                            161,289
                                                                ---------------
      Total assets                                                5,397,264,984
                                                                ---------------
LIABILITIES:
Payable for fund shares redeemed                                     17,425,974
Payable to investment adviser                                         4,268,738
Accounts payable and accrued expenses                                 1,962,677
Payable for other shareholder servicing fees (Note 3)                 1,268,531
Payable to trustees                                                      42,384
Payable for securities purchased                                          2,228
                                                                ---------------
      Total liabilities                                              24,970,532
                                                                ---------------
      Net assets                                                $ 5,372,294,452
                                                                ===============
SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par value,
   152,814,331 shares outstanding                               $ 6,856,996,756
Accumulated distributions in excess of net investment income        (87,513,817)
Accumulated undistributed net realized gains from
   investments and foreign currency transactions                      1,757,661
Net unrealized depreciation of investments and translation
   of foreign currency denominated assets and liabilities        (1,398,946,148)
                                                                ---------------
      Net assets applicable to capital shares outstanding       $ 5,372,294,452
                                                                ===============
Net asset value, offering and redemption price per share                 $35.16
                                                                         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME:
   Interest                                                     $    84,360,907
   Dividends - unaffiliated issuers
      (net of foreign withholding tax of $6,875,689)                157,013,776
   Dividends - affiliated issuers
      (net of foreign withholding tax of $781,786) (Note 4)          38,271,339
   Securities lending income (Note 1)                                 3,151,952
   Other income                                                         106,166
                                                                ---------------
      Total investment income                                       282,904,140
                                                                ---------------

EXPENSES:
   Investment advisory fees (Note 3)                                 85,131,679
   Other shareholder servicing fees (Note 3)                         11,481,621
   Transfer agent fees                                                2,152,221
   Reports to shareholders                                            1,927,146
   Custodian fees                                                     1,598,028
   Administration fees (Note 3)                                         574,108
   Trustees' and officers' fees and expenses                            542,677
   Accounting services                                                  361,276
   Legal fees                                                           294,315
   Auditing and tax consulting fees                                     155,804
   Insurance expenses                                                   118,757
   Registration and filing fees                                         116,597
   Miscellaneous expenses                                                92,485
                                                                ---------------
      Total operating expenses                                      104,546,714
                                                                ---------------
      Net investment income                                         178,357,426
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments - unaffiliated issuers          310,169,640
   Net realized loss on investments - affiliated issuers           (229,713,601)
   Net realized loss on foreign currency transactions               (57,212,097)
   Net change in unrealized appreciation/depreciation
      on investments                                             (5,519,047,090)
   Net change in unrealized appreciation/depreciation on
      translation of other assets and liabilities denominated
      in foreign currency                                              (157,672)
                                                                ---------------
      Net loss on investments and foreign currency
         transactions                                            (5,495,960,820)
                                                                ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(5,317,603,394)
                                                                ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        OCTOBER 31, 2008   OCTOBER 31, 2007
                                                                        ----------------   ----------------
OPERATIONS:
   Net investment income                                                 $   178,357,426    $   143,011,028
   Net realized gain (loss) on investments - unaffiliated issuers            310,169,640           (215,990)
   Net realized gain (loss) on investments - affiliated issuers             (229,713,601)        87,612,500
   Net realized gain (loss) on foreign currency transactions                 (57,212,097)        57,475,941
   Net change in unrealized appreciation/depreciation on investments      (5,519,047,090)     1,588,973,021
   Net change in unrealized appreciation/depreciation on translation
      of other assets and liabilities denominated in foreign currency           (157,672)           660,870
                                                                         ---------------    ---------------
   Net increase (decrease) in net assets resulting from operations        (5,317,603,394)     1,877,517,370
                                                                         ---------------    ---------------
DISTRIBUTIONS:
   Dividends to shareholders from net investment income                     (290,328,131)      (503,986,709)
   Distributions to shareholders from net realized gains                     (81,601,076)       (15,884,314)
                                                                         ---------------    ---------------
   Decrease in net assets from distributions                                (371,929,207)      (519,871,023)
                                                                         ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                            1,985,873,317      2,849,769,349
   Net asset value of shares issued in reinvestment of
      dividends and distributions                                            335,108,496        472,646,793
   Redemption fees                                                               418,100            285,999
   Cost of shares redeemed                                                (3,384,520,600)    (1,830,974,752)
                                                                         ---------------    ---------------
   Net increase (decrease) in net assets resulting from capital share
      transactions                                                        (1,063,120,687)     1,491,727,389
                                                                         ---------------    ---------------
   Net increase (decrease) in net assets                                  (6,752,653,288)     2,849,373,736
   Net assets at beginning of year                                        12,124,947,740      9,275,574,004
                                                                         ---------------    ---------------
   Net assets at end of year                                             $ 5,372,294,452    $12,124,947,740
                                                                         ===============    ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                            THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR) AND RATIOS ARE AS
FOLLOWS:

                                                                    YEARS ENDED OCTOBER 31,
                                             --------------------------------------------------------------------
                                                2008            2007          2006          2005          2004
                                             ----------     -----------    ----------    ----------    ----------
Net asset value, beginning of year               $68.04          $60.29        $58.62        $48.16        $40.62
                                                 ------          ------        ------        ------        ------
Income (loss) from investment operations:
   Net investment income                           1.01@           1.52          2.40          0.60          0.16
   Net gain (loss) on securities
      (both realized and unrealized)             (31.80)(1)        9.57(1)       4.76(1)      10.64(1)       7.70(1)
                                                 ------          ------        ------        ------        ------
   Total from investment operations              (30.79)          11.09          7.16         11.24          7.86
                                                 ------          ------        ------        ------        ------
Less distributions:
   Dividends from net investment income           (1.63)          (3.24)        (1.61)        (0.78)        (0.32)
   Distributions from realized gains              (0.46)          (0.10)        (3.88)           --            --
                                                 ------          ------        ------        ------        ------
   Total distributions                            (2.09)          (3.34)        (5.49)        (0.78)        (0.32)
                                                 ------          ------        ------        ------        ------
Net asset value, end of year                     $35.16          $68.04        $60.29        $58.62        $48.16
                                                 ======          ======        ======        ======        ======
Total return                                     (46.52%)         19.25%        13.08%        23.55%        19.48%
Ratios/Supplemental Data:
   Net assets, end of year (in thousands)    $5,372,294     $12,124,948    $9,275,574    $6,369,236    $3,797,964
   Ratio of expenses to average net assets         1.11%           1.08%         1.08%         1.10%         1.12%
   Ratio of net investment income to
      average net assets                           1.89%           1.32%         2.83%         0.77%         0.34%
   Portfolio turnover rate                           17%              5%            7%           16%            8%

(1)   Includes redemption fees of less than $0.01 per share.

@ Calculated based on the average number of shares outstanding during the period.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2008
                                   (UNAUDITED)

At October 31, 2008, the audited net asset value attributable to each of the 83,426,942 common shares outstanding of the Third Avenue Small-Cap Value Fund ("TASCX") was $16.45 per share. This compares with an audited net asset value at October 31, 2007 of $24.94 per share, adjusted for a subsequent distribution to shareholders.

                                                       AVERAGE ANNUAL RETURNS FOR THE PERIODS
                                                               ENDED OCTOBER 31, 2008
                                                     -----------------------------------------
                                    ONE YEAR ENDED    THREE     FIVE    TEN    SINCE INCEPTION
                                       10/31/08        YEAR     YEAR    YEAR       (4/1/97)
                                    --------------   -------   -----   -----   ---------------
Third Avenue Small-Cap Value Fund      (33.50%)      (6.36%)   2.27%   7.78%        7.32%
Russell 2000 Index                     (34.16%)      (4.79%)   1.57%   4.90%        5.28%
Russell 2000 Value Index               (30.54%)      (4.49%)   3.05%   7.40%        7.78%
S&P Small Cap 600 Index                (32.44%)      (4.36%)   3.33%   7.11%        7.54%

The Third Avenue Small-Cap Value Fund (the "Fund") seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. However, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. The Fund, which was down 33.5% during this fiscal year ended October 31, 2008, underperformed two of the three indices listed above -- the Russell 2000 Value Index and, to a lesser extent, the S&P Small Cap 600 Index. The Fund's performance was in line with that of the Russell 2000 Index. We believe that the Fund's long-term performance measured in absolute terms should be accorded the heaviest weight in judging performance rather than short-term relative performance.

The Fund's poor 2008 performance is largely attributable to indiscriminate selling from panicked and, in many cases, leveraged investors, not to any fundamental deterioration in the long-term business prospects of the companies in which the Fund has invested. We continue to be pleased with the quality of the companies in which the Fund is invested.

Significant detractors to performance during the year included Lanxess AG, Brookfield Asset Management and Forest City Enterprises. Lanxess is a global chemical company headquartered in Germany which was spun off from Bayer AG in 2005. While softening demand in the U.S. and Europe, as well as rising input costs, have weighed on the business results in recent periods, we continue to like the company's highly separable and saleable businesses and its leading market positions in a consolidating industry. The company continues to enjoy a strong financial position, generates strong cash flow and has evidenced pricing power across most product lines.

As with all real estate-related companies, Brookfield Asset Management and Forest City Enterprises have declined along with their peers, as a result of the credit crisis which deepened over the last 12 months. While these companies' share prices have been negatively impacted by the market turmoil, our thesis for each stock remains unchanged. We retain high conviction in these holdings due to their attractive portfolios of assets in high barrier-to-entry markets and management teams with solid track records. Furthermore, we believe these companies should be able to capitalize on the market weakness to strengthen their competitive positions.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                   PORTFOLIO MANAGEMENT DISCUSSION (CONTINUED)
                                   (UNAUDITED)

The Fund often benefits from "resource conversions" (e.g. mergers, takeovers), which means that it is not necessarily reliant on the public markets for value realization. In the last 12 months notable resource conversions included the acquisition of ASV, Inc. (a maker of rubber track loaders used in construction) by Terex in March and the purchase of Fording Canadian Coal Trust ("Fording"), one of the largest global producers of seaborne, metallurgical coal, by Teck Cominco in October. We eliminated the Fording position before the deal closed, generating an attractive internal rate of return.

Fording was the Fund's top positive contributor during the fiscal year, benefiting not only from news related to "strategic alternatives", but also from a very attractive supply/demand environment, which led to unprecedented price spikes across virtually all grades of coal. Railroad company, Genesee & Wyoming Inc., was also among the top contributors to the Fund's performance during the fiscal year, as it too benefited from the positive pricing and volume trends.

The Fund continues to look for suitable investment opportunities that meet our strict investment criteria, both in the United States and abroad.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2008, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund's prospectus.

Third Avenue Small-Cap Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                  PORTFOLIO MANAGEMENT DISCUSSION (CONTINUED)
                                   (UNAUDITED)

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of small companies. The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Value Index, Russell 2000 Index, and the S&P Small Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

                          COMPARISON OF CHANGE IN VALUE
      OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND (TASCX),
              THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX
                         AND THE S&P SMALL CAP 600 INDEX
                    FOR THE TEN YEARS ENDED OCTOBER 31, 2008

                           Average Annual Total Return

                 1 Year      3 Years     5 Years     10 Years
                (33.50%)     (6.36%)      2.27%        7.78%

       [The following table represents a line chart in the printed piece.]

                              Russell 2000       Russell 2000      S&P Small Cap
                TASCX*           Index*          Value Index*        600 Index*

10/31/98       $10000           $10000             $10000            $10000
                10712            11487              10072             11204
10/31/00        13207.9          13486.9            11814.5           14035.2
                14600            11774              12848.2           13132.8
10/31/02        13414.5          10411.8            12523.2           12636.4
                18898.3          14927.4            17568.7           16879.7
10/31/04        22131.8          16678.4            20729.4           19712.1
                25752.6          18693.1            23432.5           22722.1
10/31/06        28927.9          22428              28798.5           26380.3
                31800.4          24507.1            29388.9           29427.3
10/31/08        21147.3          16135.1            20413.8           19880.2

* All returns include reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            INDUSTRY DIVERSIFICATION
                               AT OCTOBER 31, 2008

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2008 IS AS FOLLOWS:
(UNAUDITED)

       [The following table represents a bar chart in the printed piece.]

INDUSTRY                                                        % OF NET ASSETS
--------                                                        ---------------
U.S. Real Estate Operating Companies                                  7.6
Non-U.S. Real Estate Operating Companies                              7.57
Oil & Gas                                                             7.29
Energy/Services                                                       7.26
Holding Companies                                                     6.6
Metals Manufacturing                                                  5.38
Chemicals & Allied Products                                           4.76
Forest Products & Paper                                               4.54
Life Insurance                                                        4.25
Software                                                              3.43
Electronics Components                                                3.28
Healthcare Services                                                   3.09
Insurance & Reinsurance                                               3.05
Consumer Products                                                     2.99
Agricultural                                                          2.39
Computer Peripherals                                                  2.07
Other                                                                13.48
Cash & Equivalents (Net)                                             10.97

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2008

                                             PRINCIPAL                                                                   VALUE
                                            AMOUNT ($)                                                                  (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 2.13%
BUILDING & CONSTRUCTION - 0.10%               2,000,000     Ply Gem Industries, Inc., 11.750%, due 6/15/13           $    1,320,000
                                                                                                                     --------------
FINANCIAL INSURANCE/CREDIT
ENHANCEMENT - 1.51%                          38,500,000     MBIA Insurance Corp., 14.000%, due 1/15/33 (f) (g)           20,806,363
                                                                                                                     --------------
TRANSPORTATION - 0.52%                       12,500,000     Saint Acquisition Term Loan B, 6.280%, due 5/16/14 (g)        7,140,625
                                                                                                                     --------------
                                                            TOTAL CORPORATE DEBT INSTRUMENTS
                                                            (Cost $43,608,339)                                           29,266,988
                                                                                                                     --------------

                                              SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS - 86.66%
AEROSPACE & DEFENSE - 0.68%                     706,505     Herley Industries, Inc. (a) (c)                               9,396,516
                                                                                                                     --------------
AGRICULTURE - 2.39%                           5,175,287     Viterra, Inc. (Canada) (a)                                   32,847,379
                                                                                                                     --------------
AUTO PARTS - 0.18%                              172,323     Superior Industries International, Inc.                       2,464,219
                                                                                                                     --------------
CABLE TELEVISION EQUIPMENT - 1.09%            1,021,400     CommScope, Inc. (a)                                          15,024,794
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS - 4.76%           2,225,812     Lanxess AG (Germany)                                         33,715,300
                                              1,735,372     Westlake Chemical Corp.                                      31,635,832
                                                                                                                     --------------
                                                                                                                         65,351,132
                                                                                                                     --------------
COMPUTER PERIPHERALS - 2.07%                    815,109     Imation Corp.                                                10,042,143
                                                713,383     Lexmark International, Inc., Class A (a)                     18,426,683
                                                                                                                     --------------
                                                                                                                         28,468,826
                                                                                                                     --------------
CONSUMER PRODUCTS - 2.99%                       782,071     JAKKS Pacific, Inc. (a)                                      17,494,928
                                              1,447,785     K-Swiss, Inc., Class A (c)                                   21,904,987
                                                598,694     Russ Berrie & Co., Inc. (a)                                   1,616,474
                                                                                                                     --------------
                                                                                                                         41,016,389
                                                                                                                     --------------
DIVERSIFIED MEDIA - 0.07%                       398,036     Journal Communications, Inc., Class A                           995,090
                                                                                                                     --------------
ELECTRONICS COMPONENTS - 3.28%                  766,242     Bel Fuse, Inc., Class B (c)                                  16,627,451
                                                971,965     Electronics for Imaging, Inc. (a)                            10,302,829
                                                836,355     Park Electrochemical Corp.                                   18,081,995
                                                                                                                     --------------
                                                                                                                         45,012,275
                                                                                                                     --------------
ENERGY/SERVICES - 7.26%                         989,428     Bristow Group, Inc. (a)                                      24,508,132
                                              1,700,615     Bronco Drilling Co., Inc. (a) (c)                            13,128,748
                                              2,190,422     Pioneer Drilling Co. (a)                                     16,953,866
                                                437,400     Precision Drilling Trust (Canada)                             4,697,676
                                                925,740     Tidewater, Inc.                                              40,371,521
                                                                                                                     --------------
                                                                                                                         99,659,943
                                                                                                                     --------------
FOREST PRODUCTS & PAPER - 4.54%               3,161,600     Canfor Corp. (Canada) (a)                                    18,020,569
                                             21,530,352     Catalyst Paper Corp. (Canada) (a) (b) (c) (e)                 6,827,263
                                              1,765,706     Glatfelter                                                   18,204,429
                                              3,390,400     TimberWest Forest Corp. (Canada)                             19,212,173
                                                                                                                     --------------
                                                                                                                         62,264,434
                                                                                                                     --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2008

                                                                                                                         VALUE
                                              SHARES                                                                    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS (CONTINUED)
HEALTHCARE SERVICES - 3.09%                   2,859,278     Cross Country Healthcare, Inc. (a) (c)                   $   32,367,027
                                                323,230     Pharmaceutical Product Development, Inc.                     10,013,665
                                                                                                                     --------------
                                                                                                                         42,380,692
                                                                                                                     --------------
HOLDING COMPANIES - 6.36%                       473,257     Ackermans & van Haaren NV (Belgium)                          27,157,694
                                              2,102,287     Brookfield Asset Management, Inc., Class A (Canada)          37,904,235
                                              3,111,000     JZ Capital Partners, Ltd. (Guernsey) (a)                      3,812,826
                                                495,300     Leucadia National Corp.                                      13,293,852
                                            158,571,369     PYI Corp., Ltd. (Hong Kong)(1) (c)                            5,123,029
                                              9,556,561     PYI Corp., Ltd. Warrants, expires 9/25/09
                                                            (Hong Kong)(1) (a)                                               24,662
                                                                                                                     --------------
                                                                                                                         87,316,298
                                                                                                                     --------------
INDUSTRIAL EQUIPMENT - 1.46%                    278,671     Alamo Group, Inc.                                             3,505,681
                                              2,578,586     Wacker Construction Equipment AG (Germany)                   16,531,293
                                                                                                                     --------------
                                                                                                                         20,036,974
                                                                                                                     --------------
INSURANCE & REINSURANCE - 3.05%                 322,900     Arch Capital Group, Ltd. (Bermuda) (a)                       22,522,275
                                                 59,974     E-L Financial Corp., Ltd. (Canada)                           19,405,841
                                                                                                                     --------------
                                                                                                                         41,928,116
                                                                                                                     --------------
LIFE INSURANCE - 4.25%                          811,620     FBL Financial Group, Inc., Class A                           14,170,885
                                                233,674     National Western Life Insurance Co., Class A (c)             44,112,978
                                                                                                                     --------------
                                                                                                                         58,283,863
                                                                                                                     --------------
METALS MANUFACTURING - 5.38%                  2,126,051     Encore Wire Corp. (c)                                        40,756,398
                                                986,637     Kaiser Aluminum Corp.                                        33,111,538
                                                                                                                     --------------
                                                                                                                         73,867,936
                                                                                                                     --------------
NON-U.S. REAL ESTATE INVESTMENT
TRUSTS - 0.90%                                1,050,668     Derwent London PLC (United Kingdom)                          12,305,955
                                                                                                                     --------------
NON-U.S. REAL ESTATE OPERATING
COMPANIES - 7.57%                             5,296,500     Parco Co., Ltd. (Japan) (c)                                  48,028,908
                                             10,148,000     Sapporo Holdings, Ltd. (Japan)                               55,829,912
                                                                                                                     --------------
                                                                                                                        103,858,820
                                                                                                                     --------------
OIL & GAS - 7.29%                             1,100,806     Cimarex Energy Co.                                           44,538,611
                                              1,863,450     St. Mary Land & Exploration Co.                              46,381,270
                                                175,000     Whiting Petroleum Corp. (a)                                   9,098,250
                                                                                                                     --------------
                                                                                                                        100,018,131
                                                                                                                     --------------
RETAIL - 1.36%                                1,891,945     Haverty Furniture Cos., Inc. (c)                             18,616,739
                                                                                                                     --------------
SECURITIES TRADING SERVICES - 1.32%             889,483     Investment Technology Group, Inc. (a)                        18,154,348
                                                                                                                     --------------
SEMICONDUCTOR EQUIPMENT MANUFACTURERS &
RELATED - 1.26%                                  98,728     Coherent, Inc. (a)                                            2,497,818
                                              1,774,506     Electro Scientific Industries, Inc. (a) (c)                  14,852,615
                                                                                                                     --------------
                                                                                                                         17,350,433
                                                                                                                     --------------
SOFTWARE - 3.43%                                477,557     Sybase, Inc. (a)                                             12,717,343
                                              1,876,460     Synopsys, Inc. (a)                                           34,301,689
                                                                                                                     --------------
                                                                                                                         47,019,032
                                                                                                                     --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2008

                                                                                                                         VALUE
                                              SHARES                                                                    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS (CONTINUED)
TELECOMMUNICATIONS EQUIPMENT - 1.79%          3,858,740     Sycamore Networks, Inc. (a)                              $   12,888,192
                                              2,754,223     Tellabs, Inc. (a)                                            11,677,906
                                                                                                                     --------------
                                                                                                                         24,566,098
                                                                                                                     --------------
TRANSPORTATION - 1.24%                          511,591     Genesee & Wyoming, Inc., Class A (a)                         17,061,560
                                                                                                                     --------------
U.S. REAL ESTATE OPERATING
COMPANIES - 7.60%                             1,374,043     Alexander & Baldwin, Inc.                                    43,831,972
                                                278,397     Alico, Inc.                                                  10,966,058
                                                773,842     Forest City Enterprises, Inc., Class A                        9,200,981
                                                322,646     Tejon Ranch Co. (a)                                           9,376,093
                                                930,806     Vail Resorts, Inc. (a)                                       30,958,608
                                                                                                                     --------------
                                                                                                                        104,333,712
                                                                                                                     --------------
                                                            TOTAL COMMON STOCKS & WARRANTS
                                                            (Cost $1,433,736,502)                                     1,189,599,704
                                                                                                                     --------------

                                            INVESTMENT
                                            AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.24%
HOLDING COMPANIES - 0.24%                     1,000,000     AP Alternative Assets, L.P. (Guernsey) (b)                    3,325,000
                                                                                                                     --------------
                                                            TOTAL LIMITED PARTNERSHIPS
                                                            (Cost $20,000,000)                                            3,325,000
                                                                                                                     --------------

                                             NOTIONAL
                                            AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS - 1.00%
FOREIGN CURRENCY PUT OPTIONS - 1.00%        100,000,000     Euro Currency, strike 1.435 EUR, expires 7/15/09             13,644,300
                                                                                                                     --------------
                                                            TOTAL PURCHASED OPTIONS
                                                            (Cost $1,732,500)                                            13,644,300
                                                                                                                     --------------

                                            PRINCIPAL
                                            AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.47%
REPURCHASE AGREEMENT - 3.19%                 43,803,864     JP Morgan Securities, Inc., 0.10%, dated 10/31/08,
                                                            due 11/3/08 (d)                                              43,803,864
                                                                                                                     --------------
U.S. GOVERNMENT OBLIGATIONS - 7.28%         100,000,000     U.S. Treasury Bills, 0.01%-0.72%+, due 11/6/08-1/8/09        99,966,184
                                                                                                                     --------------
                                                            TOTAL SHORT TERM INVESTMENTS
                                                            (Cost $143,735,798)                                         143,770,048
                                                                                                                     --------------
                                                            TOTAL INVESTMENT PORTFOLIO - 100.50%
                                                            (Cost $1,642,813,139)                                     1,379,606,040
                                                            LIABILITIES IN EXCESS OF OTHER ASSETS - (0.50%)              (6,865,642)
                                                                                                                     --------------
                                                            NET ASSETS - 100.00%
                                                            (Applicable to 83,426,942 shares outstanding)            $1,372,740,398
                                                                                                                     ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT OCTOBER 31, 2008

Notes:

EUR: Euro.

(a)   Non-income producing security.

(b)   Fair-valued security.

(c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d) Repurchase agreement collateralized by U.S. Treasury Inflation Indexed Note, par value $42,990,000, due 4/15/11, value $45,070,699.

(e)   Security is subject to restrictions on resale.

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(g)   Variable rate security.

+     Annualized yield at date of purchase.

(1)   Incorporated in Bermuda.

The aggregate cost for federal income tax purposes is $1,649,119,212.

The aggregate gross unrealized appreciation for federal income tax purposes is $112,841,775.

The aggregate gross unrealized depreciation for federal income tax purposes is $(382,354,947).

Country Concentration

                               % of
                            Net Assets
                            ----------
United States                 73.74%
Canada                        10.12
Japan                          7.57
Germany                        3.66
Belgium                        1.98
Bermuda                        1.64
United Kingdom                 0.90
Guernsey                       0.52
Hong Kong                      0.37
                            ----------
Total                        100.50%
                            ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2008

ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (cost of $1,259,068,125)                 $1,107,863,381
   Affiliated issuers (cost of $383,745,014)                        271,742,659
                                                                 --------------
      Total investments (cost of $1,642,813,139)                  1,379,606,040
Receivable for securities sold                                        4,427,084
Dividends and interest receivable                                     3,123,354
Receivable for fund shares sold                                       2,057,534
Other assets                                                             46,465
                                                                 --------------
      Total assets                                                1,389,260,477
                                                                 --------------

LIABILITIES:
Payable for securities purchased                                     12,006,630
Payable for fund shares redeemed                                      2,789,629
Payable to investment adviser                                         1,098,553
Accounts payable and accrued expenses                                   417,937
Payable for other shareholder servicing fees (Note 3)                   201,964
Payable to trustees                                                       5,366
                                                                 --------------
      Total liabilities                                              16,520,079
                                                                 --------------
      Net assets                                                 $1,372,740,398
                                                                 ==============

SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par value,
   83,426,942 shares outstanding                                 $1,597,318,300
Accumulated distributions in excess of net investment income         (2,282,408)
Accumulated undistributed net realized gains from investments
   and foreign currency transactions                                 40,931,333
Net unrealized depreciation of investments and translation of
   foreign currency denominated assets and liabilities             (263,226,827)
                                                                 --------------
Net assets applicable to capital shares outstanding              $1,372,740,398
                                                                 ==============
      Net asset value, offering and redemption price per share           $16.45
                                                                         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME:
   Interest                                                       $   7,326,307
   Dividends - unaffiliated issuers (net of foreign
      withholding tax of $1,126,566)                                 18,282,724
   Dividends - affiliated issuers (net of foreign withholding
      tax of $48,579) (Note 4)                                        2,657,877
   Other income                                                          14,470
                                                                  -------------
      Total investment income                                        28,281,378
                                                                  -------------

EXPENSES:
   Investment advisory fees (Note 3)                                 17,005,374
   Other shareholder servicing fees (Note 3)                          1,924,748
   Transfer agent fees                                                  610,900
   Reports to shareholders                                              333,422
   Custodian fees                                                       280,545
   Legal fees                                                           134,200
   Accounting services                                                  132,936
   Administration fees (Note 3)                                         113,425
   Trustees' and officers' fees and expenses                            101,367
   Auditing and tax consulting fees                                      74,000
   Registration and filing fees                                          27,270
   Insurance expenses                                                    26,229
   Miscellaneous expenses                                                33,164
                                                                  -------------
      Total operating expenses                                       20,797,580
                                                                  -------------
      Net investment income                                           7,483,798
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain on investments - unaffiliated issuers           61,036,553
   Net realized loss on investments - affiliated issuers            (17,871,917)
   Net realized loss on foreign currency transactions                  (668,996)
   Net change in unrealized appreciation/depreciation on
      investments                                                  (760,276,987)
   Net change in unrealized appreciation/depreciation on
      translation of other assets and liabilities denominated
      in foreign currency                                               (20,813)
                                                                  -------------
   Net loss on investments and foreign currency transactions       (717,802,160)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(710,318,362)
                                                                  =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE YEAR       FOR THE YEAR
                                                                       ENDED              ENDED
                                                                 OCTOBER 31, 2008   OCTOBER 31, 2007
                                                                 ----------------   ----------------
OPERATIONS:
   Net investment income                                           $    7,483,798     $   22,712,135
   Net realized gain on investments - unaffiliated issuers             61,036,553        188,515,754
   Net realized gain (loss) on investments - affiliated
      issuers                                                         (17,871,917)        10,147,421
   Net realized loss on written options                                        --         (2,550,991)
   Net realized gain (loss) on foreign currency transactions             (668,996)           268,355
   Net change in unrealized appreciation/depreciation on
      investments                                                    (760,276,987)         5,947,736
   Net change in unrealized appreciation/depreciation on
      written options                                                          --          1,006,062
   Net change in unrealized appreciation/depreciation on
      translation of other assets and liabilities denominated
      in foreign currency                                                 (20,813)              (755)
                                                                   --------------     --------------
   Net increase (decrease) in net assets resulting from
      operations                                                     (710,318,362)       226,045,717
                                                                   --------------     --------------
DISTRIBUTIONS:
   Dividends to shareholders from net investment income               (17,712,366)       (38,284,487)
   Distributions to shareholders from net realized gains             (196,097,335)       (88,482,951)
                                                                   --------------     --------------
   Decrease in net assets from distributions                         (213,809,701)      (126,767,438)
                                                                   --------------     --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                       364,707,732        194,177,477
   Net asset value of shares issued in reinvestment of
      dividends and distributions                                     201,197,690        118,575,359
   Redemption fees                                                        251,711            183,035
   Cost of shares redeemed                                           (514,630,600)      (576,496,310)
                                                                   --------------     --------------
   Net increase (decrease) in net assets resulting from
      capital share transactions                                       51,526,533       (263,560,439)
                                                                   --------------     --------------
   Net decrease in net assets                                        (872,601,530)      (164,282,160)
   Net assets at beginning of year                                  2,245,341,928      2,409,624,088
                                                                   --------------     --------------
   Net assets at end of year (including undistributed net
      investment income of $0 and $6,598,417, respectively)        $1,372,740,398     $2,245,341,928
                                                                   ==============     ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR) AND RATIOS ARE AS
FOLLOWS:

                                                                          YEARS ENDED OCTOBER 31,
                                                     -----------------------------------------------------------------
                                                        2008           2007          2006          2005         2004
                                                     ----------     ----------    ----------    ----------    --------
Net asset value, beginning of year                       $27.66         $26.54        $24.23        $20.98      $18.02
                                                         ------         ------        ------        ------      ------
Income (loss) from investment operations:
   Net investment income                                   0.09@          0.27          0.44          0.17        0.05
   Net gain (loss) on securities (both realized
   and unrealized)                                        (8.58)(1)       2.27(1)       2.50(1)       3.25(2)     3.02(2)
                                                         ------         ------        ------        ------      ------
   Total from investment operations                       (8.49)          2.54          2.94          3.42        3.07
                                                         ------         ------        ------        ------      ------
Less distributions:
   Dividends from net investment income                   (0.23)         (0.43)        (0.30)        (0.09)      (0.03)
   Distributions from realized gains                      (2.49)         (0.99)        (0.33)        (0.08)      (0.08)
                                                         ------         ------        ------        ------      ------
   Total distributions                                    (2.72)         (1.42)        (0.63)        (0.17)      (0.11)
                                                         ------         ------        ------        ------      ------
Net asset value, end of year                             $16.45         $27.66        $26.54        $24.23      $20.98
                                                         ======         ======        ======        ======      ======
Total return                                             (33.50%)         9.93%        12.33%        16.36%      17.11%
   Ratios/Supplemental Data:
   Net assets, end of year (in thousands)            $1,372,740     $2,245,342    $2,409,624    $1,873,516    $956,945
   Ratio of expenses to average net assets                 1.10%          1.09%         1.09%         1.13%       1.14%
   Ratio of net investment income to average net
     assets                                                0.40%          0.95%         1.67%         0.80%       0.28%
   Portfolio turnover rate                                   46%            27%           15%           11%         10%

(1)   Includes redemption fees of less than $0.01 per share.

(2)   Includes redemption fees of $0.01 per share.

@ Calculated based on the average number of shares outstanding during the period.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2008
                                  (UNAUDITED)

At October 31, 2008, the audited net asset value attributable to each of the 77,446,102 common shares outstanding of the Third Avenue Real Estate Value Fund ("TAREX") was $16.21 per share. This compares with an audited net asset value at October 31, 2007 of $31.62 per share, adjusted for a subsequent distribution to shareholders.

                                                                 AVERAGE ANNUAL RETURNS FOR THE PERIODS
                                                                          ENDED OCTOBER 31, 2008
                                                             ----------------------------------------------
                                            ONE YEAR ENDED     THREE      FIVE      TEN     SINCE INCEPTION
                                               10/31/08        YEAR       YEAR      YEAR       (9/17/98)
                                            --------------   --------   --------   ------   ---------------
Third Avenue Real Estate Value Fund            (47.87%)      (10.02%)     2.05%     9.51%        9.69%
Bloomberg Real Estate Operating Co. Index      (53.11%)      (22.59%)    (2.79%)    4.46%        4.89%
Bloomberg World Real Estate Index              (64.92%)      (12.11%)     0.97%      N/A*         N/A*
DJ Wilshire Real Estate Securities Index       (41.99%)       (7.27%)     4.64%     8.69%        9.17%

* The Bloomberg World Real Estate Index was not constituted and calculated for these periods.

The Third Avenue Real Estate Value Fund (the "Fund") seeks to achieve long-term capital appreciation. Although the Fund does not attempt to track any benchmark, various comparative indices are included above for illustrative purposes, both for the most recent year and over longer periods. On a relative basis, the Fund, which was down 47.9% for the fiscal year ended October 31, 2008, outperformed the Bloomberg World Real Estate Index and the Bloomberg Real Estate Operating Co. Index, and underperformed the DJ Wilshire Real Estate Securities Index. The Fund's long-term deep value investment philosophy, focusing on capital appreciation rather than on income generation, typically leads us to invest in real estate operating companies rather than in real estate investment trusts (REITs). Since the widely recognized benchmark -- the DJ Wilshire Real Estate Securities Index -- is comprised almost entirely of U.S.-based REITs, it does not provide a particularly useful comparison to the Fund. Please note that the Fund is managed for the long term and does not seek to maximize short-term performance. We believe that the Fund's performance should be judged over the long term absolute, rather than against any of these indices.

During the twelve-month period ended October 31, 2008 the Fund was negatively impacted, along with other financial sector and real estate stocks around the globe, by the indiscriminate selling amid the well-publicized credit crisis. Despite the challenging macro environment, we believe the vast majority of the Fund's holdings have not experienced permanent impairments of value. The Fund's investments are concentrated in well-financed companies that we believe have the ability to survive a downturn without reliance upon access to the capital markets.

The Fund's key detractors during the past twelve months were Forest City and Brookfield Asset Management, two long-term holdings with exceptional portfolios of assets, robust balance sheets, and management teams with strong track records. Most importantly, these companies have the ability to continue to grow in value. For instance, Forest City has an underappreciated pipeline of development projects in markets with high barriers to entry; and Brookfield has excess capital to deploy, which should allow it to strengthen its portfolio of assets by taking advantage of forced sellers in this environment.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                  PORTFOLIO MANAGEMENT DISCUSSION (CONTINUED)
                                  (UNAUDITED)

The key positive contributor during the past twelve months was Quadra Realty Trust, a U.S. mortgage REIT that was taken private during the second quarter.

We continue to look for suitable investment opportunities that meet the Fund's strict investment criteria. Given the Fund's opportunistic approach, it has recently become significantly more weighted towards Hong Kong and Japan, where we continue to find compelling investment opportunities. The Fund has recently taken advantage of its flexible mandate by making investments in distressed debt instruments.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2008, AND ARE SUBJECT TO CHANGE.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund's investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund's prospectus.

Third Avenue Real Estate Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Bloomberg Real Estate Operating Companies Index is a capitalization-weighted index of Real Estate Operating Companies. The DJ Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) and is capitalization weighted. The Bloomberg World Real Estate Index is a capitalization-weighted index of the leading real estate stocks in the world. The Bloomberg Real Estate Operating Co. Index, DJ Wilshire Real Estate Securities Index and Bloomberg World Real Estate Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                  (UNAUDITED)

PERFORMANCE ILLUSTRATION

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL
                           ESTATE VALUE FUND (TAREX),
                 THE BLOOMBERG REAL ESTATE OPERATING CO. INDEX
                AND THE DJ WILSHIRE REAL ESTATE SECURITIES INDEX
                    FOR THE TEN YEARS ENDED OCTOBER 31, 2008

                           Average Annual Total Return

              1 Year        3 Years        5 Years        10 Years
             (47.87%)      (10.02%)         2.05%           9.51%

      [The following table represents a line chart in the printed piece.]

                         Bloomberg Real Estate     DJ Wilshire Real Estate
              TAREX*      Operating Co. Index*        Securities Index*

10/31/98    $10000             $10000                     $10000
             10886               9959                       9520.71
10/31/00     13771.9            11450.9                    11621.9
             15825.3            12498.6                    12811.6
10/31/02     16959.9            12311.1                    13532.9
             22412.6            17836.4                    18349.3
10/31/04     29017.5            25154.6                    24100
             34055              33405.4                    28941.6
10/31/06     44196.6            35800.5                    40237.6
             47590.9            33090.4                    39754.7
10/31/08     24809.1            15516.1                    23061.7

* All returns include reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            INDUSTRY DIVERSIFICATION
                               AT OCTOBER 31, 2008

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2008 IS AS FOLLOWS:
(UNAUDITED)

       [The following table represents a bar chart in the printed piece.]

INDUSTRY                                                 % OF NET ASSETS
--------                                                 ---------------
Non-U.S. Real Estate Operating Companies                      44.06
U.S. Real Estate Operating Companies                          17.37
Non-U.S. Real Estate Investment Trusts                        11.11
U.S. Real Estate Investment Trusts                            10.69
Land Development                                               2.81
Homebuilders                                                   1.11
Non-U.S. Real Estate Consulting/Management                     0.97
Cash & Equivalents (Net)                                      11.88

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2008

                                            PRINCIPAL                                                                     VALUE
                                            AMOUNT ($)                                                                   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 7.02%
LAND DEVELOPMENT - 2.81%                     85,757,783     Landsource Communities Development Term Loan B,
                                                            6.100%, due 5/31/09 (e)                                  $   35,344,470
                                                                                                                     --------------
U.S. REAL ESTATE INVESTMENT                  10,000,000     Developers Diversified Realty Corp., 3.500%, due
TRUSTS - 2.81%                                              8/15/11                                                       5,500,000
                                             20,000,000     Developers Diversified Realty Corp., 3.000%, due
                                                            3/15/12                                                      10,350,000
                                              5,000,000     iStar Financial, Inc., 3.159%, due 9/15/09 (e)                2,831,250
                                             20,000,000     iStar Financial, Inc., 5.150%, due 3/1/12                     7,804,760
                                             14,000,000     ProLogis, 2.250%, due 4/1/37                                  6,440,000
                                              1,079,000     ProLogis, 1.875%, due 11/15/37                                  447,785
                                              5,000,000     ProLogis, 2.625%, due 5/15/38                                 1,875,000
                                                                                                                     --------------
                                                                                                                         35,248,795
                                                                                                                     --------------
U.S. REAL ESTATE OPERATING                   18,200,000     Forest City Enterprises, Inc., 3.625%, due 10/15/11           9,393,020
COMPANIES - 1.40%                               383,500     Forest City Enterprises, Inc., $25 par, 7.375%, due
                                                            2/1/34                                                        5,579,925
                                              5,000,000     LNR Property Corp., 3.906%, due 7/12/11 (e)                   2,575,000
                                                                                                                     --------------
                                                                                                                         17,547,945
                                                                                                                     --------------
                                                            TOTAL CORPORATE DEBT INSTRUMENTS
                                                            (Cost $116,225,303)                                          88,141,210
                                                                                                                     --------------

                                              SHARES
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.20%
U.S. REAL ESTATE INVESTMENT                     125,000     RAIT Financial Trust, 7.750% Series A                           793,750
TRUSTS - 0.20%                                  250,000     RAIT Financial Trust, 8.375% Series B                         1,725,000
                                                                                                                     --------------
                                                                                                                          2,518,750
                                                                                                                     --------------
                                                            TOTAL PREFERRED STOCKS
                                                            (Cost $9,375,000)                                             2,518,750
                                                                                                                     --------------
COMMON STOCKS - 80.90%
HOMEBUILDERS - 1.11%                            408,775     Avatar Holdings, Inc. (a)                                    13,877,911
                                                                                                                     --------------
NON-U.S. REAL ESTATE                          3,309,535     Savills PLC (United Kingdom)                                 12,229,200
CONSULTING/MANAGEMENT - 0.97%                                                                                        --------------

NON-U.S. REAL ESTATE                          5,722,308     British Land Co. PLC (United Kingdom)                        57,060,464
INVESTMENT TRUSTS - 11.11%                    2,770,168     Derwent London PLC (United Kingdom)                          32,445,610
                                              4,333,630     Hammerson PLC (United Kingdom)                               49,947,288
                                                                                                                     --------------
                                                                                                                        139,453,362
                                                                                                                     --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT OCTOBER 31, 2008

                                                                                                                          VALUE
                                           SHARES                                                                        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NON-U.S. REAL ESTATE OPERATING                5,123,126     Brookfield Asset Management, Inc., Class A (Canada)      $   92,369,962
COMPANIES - 44.06%                            3,215,850     Brookfield Properties Corp. (Canada)                         32,447,927
                                             17,419,000     Capitaland, Ltd. (Singapore)                                 34,910,577
                                              3,362,300     Daibiru Corp. (Japan)                                        27,989,045
                                             21,894,000     Hang Lung Properties, Ltd. (Hong Kong)                       53,497,859
                                             18,390,000     Henderson Land Development Co., Ltd. (Hong Kong)             66,505,454
                                              5,701,000     Hongkong Land Holdings, Ltd. (Hong Kong) (1)                 15,164,660
                                              1,845,100     Killam Properties, Inc. (Canada) (c)                          7,654,111
                                              3,000,000     Mitsubishi Estate Co., Ltd. (Japan)                          53,590,051
                                              3,150,000     Mitsui Fudosan Co., Ltd. (Japan)                             54,946,299
                                              3,493,400     Parco Co., Ltd. (Japan)                                      31,678,313
                                              5,467,268     Quintain Estates & Development PLC (United Kingdom)           7,466,023
                                             10,000,000     Wharf (Holdings), Ltd. (The) (Hong Kong)                     19,952,205
                                             32,049,500     Wheelock & Co., Ltd. (Hong Kong)                             48,011,764
                                             20,845,000     Wheelock Properties, Ltd. (Hong Kong)                         7,067,762
                                                                                                                     --------------
                                                                                                                        553,252,012
                                                                                                                     --------------
U.S. REAL ESTATE INVESTMENT                     687,895     Associated Estates Realty Corp.                               5,613,223
TRUSTS - 7.68%                                  731,575     Cousins Properties, Inc.                                     10,593,206
                                                260,374     Crystal River Capital, Inc.                                     190,073
                                                 15,000     JER Investors Trust, Inc.                                        48,750
                                              1,766,792     ProLogis                                                     24,735,088
                                                782,782     Vornado Realty Trust                                         55,225,270
                                                                                                                     --------------
                                                                                                                         96,405,610
                                                                                                                     --------------
U.S. REAL ESTATE OPERATING                      500,500     Consolidated-Tomoka Land Co. (c)                             18,468,450
COMPANIES - 15.97%                           12,982,327     FNC Realty Corp. (a) (b)                                      7,737,467
                                              6,192,223     Forest City Enterprises, Inc., Class A (c)                   73,625,532
                                              1,978,228     St. Joe Co. (The) (a)                                        61,166,810
                                                785,584     Tejon Ranch Co. (a)                                          22,829,071
                                              2,411,373     Thomas Properties Group, Inc. (c)                            16,759,042
                                                                                                                     --------------
                                                                                                                        200,586,372
                                                                                                                     --------------
                                                            TOTAL COMMON STOCKS
                                                            (Cost $1,292,610,804)                                     1,015,804,467
                                                                                                                     --------------

                                           PRINCIPAL
                                           AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 13.12%
REPURCHASE AGREEMENT - 5.15%                 64,684,465     JP Morgan Securities, Inc., 0.10%, dated 10/31/08,
                                                            due 11/3/08 (d)                                              64,684,465
                                                                                                                     --------------
U.S. GOVERNMENT                             100,000,000     U.S. Treasury Bills, 0.14%-0.16%+, due
OBLIGATIONS - 7.97%                                         11/6/08-11/20/08                                             99,995,145
                                                                                                                     --------------
                                                            TOTAL SHORT TERM INVESTMENTS
                                                            (Cost $164,679,610)                                         164,679,610
                                                                                                                     --------------
                                                            TOTAL INVESTMENT PORTFOLIO - 101.24%
                                                            (Cost $1,582,890,717)                                     1,271,144,037

                                                            LIABILITIES IN EXCESS OF
                                                            OTHER ASSETS - (1.24%)                                      (15,513,799)
                                                                                                                     --------------
                                                            NET ASSETS - 100.00%
                                                            (Applicable to 77,446,102 shares outstanding)            $1,255,630,238
                                                                                                                     ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT OCTOBER 31, 2008

Notes:

(a)   Non-income producing security.

(b)   Fair-valued security.

(c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d) Repurchase agreement collateralized by U.S. Treasury Inflation Indexed Note, par value $59,360,000, due 7/15/13, value $66,497,064.

(e)   Variable rate security.

+     Annualized yield at date of purchase.

(1)   Incorporated in Bermuda.

The aggregate cost for federal income tax purposes is $1,607,543,899.

The aggregate gross unrealized appreciation for federal income tax purposes is $65,493,103.

The aggregate gross unrealized depreciation for federal income tax purposes is $(401,892,965).

Country Concentration

                                 % of
                              Net Assets
                              ----------
United States                    45.09%
Hong Kong                        16.74
Japan                            13.40
United Kingdom                   12.68
Canada                           10.55
Singapore                         2.78
                              ----------
Total                           101.24%
                              ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2008

ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (cost of $1,384,725,894)                 $1,154,636,902
   Affiliated issuers (cost of $198,164,823)                        116,507,135
                                                                 --------------
     Total investments (cost of $1,582,890,717)                   1,271,144,037
Foreign currency at value (cost of $9,726)                                9,751
Receivable for securities sold                                       35,196,247
Dividends and interest receivable                                     5,135,922
Receivable for fund shares sold                                       2,396,827
Other assets                                                             80,845
                                                                 --------------
     Total assets                                                 1,313,963,629
                                                                 --------------
LIABILITIES:
Payable for securities purchased                                     51,940,108
Payable for fund shares redeemed                                      4,428,255
Payable to investment adviser                                         1,092,055
Accounts payable and accrued expenses                                   603,111
Payable for other shareholder servicing fees (Note 3)                   263,740
Payable to trustees                                                       6,122
                                                                 --------------
     Total liabilities                                               58,333,391
                                                                 --------------
     Net assets                                                  $1,255,630,238
                                                                 ==============
SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par value,
   77,446,102 shares outstanding                                 $1,603,017,583
Accumulated distributions in excess of net investment income         (6,324,885)
Accumulated undistributed net realized losses from
   investments and foreign currency transactions                    (29,068,659)
Net unrealized depreciation of investments and translation of
   foreign currency denominated assets and liabilities             (311,993,801)
                                                                 --------------
Net assets applicable to capital shares outstanding              $1,255,630,238
                                                                 ==============
     Net asset value, offering and redemption price per share            $16.21
                                                                         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME:
   Interest                                                     $     4,137,525
   Dividends - unaffiliated issuers (net of foreign
     withholding tax of $2,732,717)                                  31,870,050
   Dividends - affiliated issuers (net of foreign witholding
     tax of $151,373) (Note 4)                                       15,111,656
   Other income                                                          19,532
                                                                ---------------
     Total investment income                                         51,138,763
                                                                ---------------
EXPENSES:
   Investment advisory fees (Note 3)                                 19,628,391
   Other shareholder servicing fees (Note 3)                          2,528,330
   Transfer agent fees                                                  767,192
   Custodian fees                                                       461,361
   Reports to shareholders                                              413,364
   Accounting fees                                                      134,448
   Administration fees (Note 3)                                         131,843
   Trustees' and officers' fees and expenses                            122,076
   Registration and filing fees                                          84,174
   Legal fees                                                            82,287
   Auditing and tax consulting fees                                      70,825
   Insurance expenses                                                    35,893
   Miscellaneous expenses                                                64,011
                                                                ---------------
     Total operating expenses                                        24,524,195
                                                                ---------------
     Net investment income                                           26,614,568
                                                                ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss on investments - unaffiliated issuers          (14,544,373)
   Net realized loss on investments - affiliated issuers             (5,688,089)
   Net realized loss on foreign currency transactions                (1,367,341)
   Net change in unrealized appreciation/depreciation on
     investments                                                 (1,288,421,810)
   Net change in unrealized appreciation/depreciation on
     translation of other assets and liabilities
      denominated in foreign currency                                  (240,791)
                                                                ---------------
     Net loss on investments and foreign currency
       transactions                                              (1,310,262,404)
                                                                ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(1,283,647,836)
                                                                ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR       FOR THE YEAR
                                                                                     ENDED              ENDED
                                                                                OCTOBER 31, 2008   OCTOBER 31, 2007
                                                                                ----------------   ----------------
OPERATIONS:
   Net investment income                                                         $    26,614,568    $    36,786,990
   Net realized gain (loss) on investments - unaffiliated issuers                    (14,544,373)       286,086,212
   Net realized gain (loss) on investments - affiliated issuers                       (5,688,089)        15,379,774
   Net realized loss on written options                                                       --         (4,166,382)
   Net realized gain (loss) on foreign currency transactions                          (1,367,341)         1,145,375
   Net change in unrealized appreciation/depreciation on investments              (1,288,421,810)      (117,362,845)
   Net change in unrealized appreciation/depreciation on written options                      --          1,675,388
   Net change in unrealized appreciation/depreciation on translation of other
     assets and liabilities denominated in foreign currency                             (240,791)           (13,751)
                                                                                 ---------------    ---------------
   Net increase (decrease) in net assets resulting from operations                (1,283,647,836)       219,530,761
                                                                                 ---------------    ---------------
DISTRIBUTIONS:
   Dividends to shareholders from net investment income                              (47,040,347)       (77,266,724)
   Distributions to shareholders from net realized gains                            (257,482,272)      (227,517,049)
                                                                                 ---------------    ---------------
   Decrease in net assets from distributions                                        (304,522,619)      (304,783,773)
                                                                                 ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                      501,292,813        680,667,169
   Net asset value of shares issued in reinvestment of dividends and
     distributions                                                                   290,987,347        290,080,206
   Redemption fees                                                                       976,868          1,414,148
   Cost of shares redeemed                                                          (884,164,579)    (1,091,984,552)
                                                                                 ---------------    ---------------
   Net decrease in net assets resulting from capital share transactions              (90,907,551)      (119,823,029)
                                                                                 ---------------    ---------------
   Net decrease in net assets                                                     (1,679,078,006)      (205,076,041)
   Net assets at beginning of year                                                 2,934,708,244      3,139,784,285
                                                                                 ---------------    ---------------
   Net assets at end of year
     (including undistributed net investment income of $0
     and $820,960, respectively)                                                 $ 1,255,630,238    $ 2,934,708,244
                                                                                 ===============    ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR) AND RATIOS ARE AS
FOLLOWS:

                                                                                   YEARS ENDED OCTOBER 31,
                                                         -----------------------------------------------------------------------
                                                            2008            2007           2006           2005           2004
                                                         ----------      ----------     ----------     ----------     ----------
Net asset value, beginning of year                           $35.47          $36.34         $29.41         $25.47         $20.17
                                                             ------          ------         ------         ------         ------
Income (loss) from investment operations:
   Net investment income                                       0.31@           0.85           0.32           0.33           0.06
   Net gain (loss) on securities (both realized and
     unrealized)                                             (15.72)(1)        1.80(2)        8.08(1)        4.05(2)        5.77(2)
                                                             ------          ------         ------         ------         ------
   Total from investment operations                          (15.41)           2.65           8.40           4.38           5.83
                                                             ------          ------         ------         ------         ------
Less distributions:
   Dividends from net investment income                       (0.60)          (0.89)         (0.44)         (0.18)         (0.45)
   Distributions from realized gains                          (3.25)          (2.63)         (1.03)         (0.26)         (0.08)
                                                             ------          ------         ------         ------         ------
   Total distributions                                        (3.85)          (3.52)         (1.47)         (0.44)         (0.53)
                                                             ------          ------         ------         ------         ------
Net asset value, end of year                                 $16.21          $35.47         $36.34         $29.41         $25.47
                                                             ======          ======         ======         ======         ======
Total return                                                 (47.87%)          7.68%         29.78%         17.36%         29.47%
Ratios/Supplemental Data:
   Net assets, end of year (in thousands)                $1,255,630      $2,934,708     $3,139,784     $2,873,769     $1,693,294
   Ratio of expenses to average net assets                     1.12%           1.10%          1.11%          1.14%          1.15%
   Ratio of net investment income to average net assets        1.22%           1.14%          0.80%          1.15%          0.47%
   Portfolio turnover rate                                       34%             19%            10%            13%             8%

(1)   Includes redemption fees of $0.01 per share.

(2)   Includes redemption fees of $0.02 per share.

@ Calculated based on the average number of shares outstanding during the period.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2008
                                   (UNAUDITED)

At October 31, 2008, the audited net asset value attributable to each of the 92,888,275 common shares outstanding of the Third Avenue International Value Fund ("TAVIX") was $11.51 per share. This compares with an audited net asset value at October 31, 2007 of $21.17 per share, adjusted for a subsequent distribution to shareholders.

                                                                    AVERAGE ANNUAL RETURNS FOR THE PERIODS
                                                                            ENDED OCTOBER 31, 2008
                                                                    --------------------------------------
                                                   ONE YEAR ENDED     THREE       FIVE     SINCE INCEPTION
                                                      10/31/08         YEAR       YEAR        (12/31/01)
                                                   --------------    -------     -----     ---------------
Third Avenue International Value Fund                 (44.31%)       (7.48%)     4.35%          7.92%
Morgan Stanley Capital International All Country
   World Free ex-USA Index                            (48.27%)       (3.93%)     5.05%          5.09%

The Third Avenue International Value Fund (the "Fund") seeks to achieve long-term capital appreciation and does not attempt to track any benchmark. However, a comparative index is included above for illustrative purposes both for the most recent year and over longer periods. During the twelve-month period ended October 31, 2008, the Fund was down 44.31%, outperforming the Morgan Stanley All Country World Free ex-USA Index. Please note that we believe the Fund's performance should be judged over the long-term absolute, rather than against an index.

In terms of long-term absolute performance, the Fund was negatively impacted by the ongoing market turmoil, which has led to indiscriminate selling around the globe. As far as we are concerned, the Fund's poor 2008 performance is primarily attributable to an irrational stock market, and not to any long-term, fundamental deterioration in the businesses in which the Fund has invested. We continue to be pleased with the quality of the companies in which the Fund is invested.

The largest detractors to performance during the twelve-month period were GuocoLeisure, Viterra and Catalyst Paper (see discussion below), but the period was characterized by broad-based declines among many holdings. We attribute the declines primarily to the overall macroeconomic environment and not to any material, long-term deterioration of company-specific fundamentals. These holdings represent significant positions in the Fund and we believe their fundamentals remain solid for the long term.

GuocoLeisure Ltd. ("GuocoLeisure") is a Singapore-listed company with a disparate collection of assets and businesses, including: Thistle Hotels, one of the largest hotel chains in the United Kingdom; land holdings on the island of Molokai, Hawaii; and a share in royalty streams derived from oil and gas production in the Bass Strait, between Australia and Tasmania. We continue to believe that the company's fundamentals remain sound and that it continues to have the potential for significant value creation over the long term.

Viterra,  formerly known as Saskatchewan Wheat Pool, is a Canadian  agribusiness operator with a strong management team that has a track record of building shareholder value. Viterra's share price has declined despite operating performance which we believe has been solid, as the company continues to reap the benefits from last year's acquisition of its largest competitor, Agricore United, from which it gained scale and efficiency. We believe the company has the potential to benefit from the deregulation of the Canadian grain handling market, should it eventuate, as well as numerous attractive expansion opportunities in grain growing regions outside of Canada.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                   PORTFOLIO MANAGEMENT DISCUSSION (CONTINUED)
                                   (UNAUDITED)

The newsprint industry continues to face headwinds including cost and demand pressures, which have weighed on Catalyst Paper's share price. However, Catalyst Paper's financial position is among the strongest in the industry. This should enable the company to opportunistically buy high-quality assets from distressed sellers at cheap prices (an example is this year's purchase of a newsprint mill in Snowflake, Arizona). Longer-term, we continue to believe the aggregate capacity of the newsprint industry will continue to shrink and the remaining capacity will be in the hands of fewer, surviving companies including Catalyst Paper, which should ultimately benefit from the process.

On the positive side, the Fund's top contributor was Fording Canadian Coal Trust ("Fording"), which owns metallurgical coal-producing assets. Fording shares had appreciated significantly amid a powerful rally in coking coal and speculation that the trust may be a potential takeover target. The company was ultimately purchased by Teck Cominco in October. The Fund sold its position during the second quarter based on valuation.

The Fund continues to look for suitable foreign investment opportunities that meet our strict investment criteria.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND'S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2008, AND ARE SUBJECT TO CHANGE.

The Fund's performance may be influenced by a foreign country's political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund's prospectus.

Third Avenue International Value Fund IS OFFERED BY PROSPECTUS ONLY. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley Capital International All Country World Free ex-USA Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                            [THIRD AVENUE FUNDS LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE
                        INTERNATIONAL VALUE FUND (TAVIX)
AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE EX-USA INDEX
         FROM INCEPTION OF THE FUND (12/31/01) THROUGH OCTOBER 31, 2008

                           Average Annual Total Return

                                                Since Inception
                  1 Year    3 Years   5 Years      (12/31/01)
                 (44.31%)   (7.48%)    4.35%         7.92%

       [The following table represents a line chart in the printed piece.]

                                        Morgan Stanley Capital International All
                              TAVIX*         Country World Free ex-USA Index*

12/31/01                     $10000                     $10000
10/31/02                       9730                       8413
10/31/03                      13606.4                    10970.5
10/31/04                      17681.6                    13128.5
10/31/05                      21260.3                    15829
10/31/06                      25433.7                    20405.1
10/31/07                      30230.5                    27132.7
10/31/08                      16835.4                    14035.8

* Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            INDUSTRY DIVERSIFICATION
                               AT OCTOBER 31, 2008

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2008 IS AS FOLLOWS:
(UNAUDITED)

       [The following table represents a bar chart in the printed piece.]

INDUSTRY                                                         % OF NET ASSETS
---------                                                        ---------------
Insurance                                                             14.28
Agriculture                                                           10.75
Holding Companies                                                      9.04
Non-U.S. Real Estate Operating Companies                               7.69
Diversified Operations                                                 7.43
Building & Construction Products/Services                              4.66
Pharmaceuticals                                                        4.45
Forest Products & Paper                                                4.11
Electronics Components                                                 3.34
Transportation                                                         3.34
Other Financial                                                        3.3
Advertising                                                            2.72
Technology-Hardware                                                    2.21
Metals & Mining                                                        2.2
Telecommunications                                                     1.99
Securities Brokerage                                                   1.69
Other                                                                  1.36
Cash & Equivalents (Net)                                              15.44

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2008

                                                                                                                           VALUE
                                          SHARES                                                                         (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 84.56%
ADVERTISING - 2.72%
                                         1,312,400   Asatsu-DK, Inc. (Japan)                                         $    29,050,551
                                                                                                                     ---------------
AGRICULTURE - 10.75%                    11,875,749   ABB Grain, Ltd. (Australia) (c)                                      64,887,502
                                           155,356   United International Enterprises, Ltd. (Denmark)(1)                   7,473,357
                                         6,713,664   Viterra, Inc. (Canada) (a)                                           42,611,408
                                                                                                                     ---------------
                                                                                                                         114,972,267
                                                                                                                     ---------------
BUILDING & CONSTRUCTION
PRODUCTS/SERVICES - 4.66%                  330,387   Imerys SA (France)                                                   15,041,635
                                        10,646,300   Nippon Sheet Glass Co., Ltd. (Japan)                                 34,817,625
                                                                                                                     ---------------
                                                                                                                          49,859,260
                                                                                                                     ---------------
CORPORATE SERVICES - 0.65%              22,522,784   Boardroom, Ltd. (Singapore) (c)                                       6,986,164
                                                                                                                     ---------------
DIVERSIFIED OPERATIONS - 7.43%           2,070,626   Antarchile S.A. (Chile)                                              20,991,810
                                        13,659,384   CSR, Ltd. (Australia)                                                19,854,227
                                         5,371,200   Hutchison Whampoa, Ltd. (Hong Kong)                                  29,025,266
                                           301,500   Lundbergforetagen AB, Class B (Sweden)                                9,597,433
                                                                                                                     ---------------
                                                                                                                          79,468,736
                                                                                                                     ---------------
ELECTRONICS COMPONENTS - 3.34%          19,359,300   WBL Corp., Ltd. (Singapore) (c)                                      35,734,409
                                                                                                                     ---------------
FOOD & BEVERAGE - 0.71%                 20,716,000   Vitasoy International Holdings, Ltd. (Hong Kong)                      7,530,078
                                                                                                                     ---------------
FOREST PRODUCTS & PAPER - 4.11%         59,271,095   Catalyst Paper Corp. (Canada) (a) (b) (c) (e)                        18,794,833
                                        12,000,000   Catalyst Paper Corp. (Canada) (a) (b) (c) (e) (f)                     3,805,194
                                        44,893,185   Rubicon, Ltd. (New Zealand) (a) (c)                                  21,373,933
                                                                                                                     ---------------
                                                                                                                          43,973,960
                                                                                                                     ---------------
HOLDING COMPANIES - 9.04%                  761,561   Compagnie Nationale a Portefeuille (Belgium)                         41,187,595
                                         4,811,400   Guoco Group, Ltd. (Hong Kong)(2)                                     28,259,304
                                           680,000   LG Corp. (South Korea)                                               27,216,024
                                                                                                                     ---------------
                                                                                                                          96,662,923
                                                                                                                     ---------------
INSURANCE - 14.28%                         297,027   Allianz SE (Germany)                                                 21,798,821
                                        13,249,502   BRIT Insurance Holdings PLC (United Kingdom)                         38,965,993
                                         1,158,611   Montpelier Re Holdings, Ltd. (Bermuda)                               16,579,723
                                           243,689   Munich Re (Germany)                                                  31,635,642
                                           426,447   Sampo Oyj, Class A (Finland)                                          8,545,878
                                         2,520,050   Sompo Japan Insurance, Inc. (Japan)                                  17,663,422
                                           568,500   Tokio Marine Holdings, Inc. (Japan)                                  17,535,891
                                                                                                                     ---------------
                                                                                                                         152,725,370
                                                                                                                     ---------------
METALS & MINING - 2.20%                  3,792,832   Dundee Precious Metals, Inc. (Canada) (a) (c)                         7,552,308
                                         1,025,000   Dundee Precious Metals, Inc. (Canada) (a) (c) (f)                     2,040,986
                                           512,500   Dundee Precious Metals, Inc. Warrants, expires 6/29/12
                                                     (Canada) (a) (e)                                                         85,041
                                           524,932   Newmont Mining Corp.                                                 13,826,709
                                                                                                                     ---------------
                                                                                                                          23,505,044
                                                                                                                     ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2008

                                                                                                                           VALUE
                                          SHARES                                                                         (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

NON-U.S. REAL ESTATE OPERATING
COMPANIES - 7.69%                        2,735,600   Daibiru Corp. (Japan)                                           $    22,772,159
                                        95,915,023   GuocoLeisure, Ltd. (Singapore)2 (a) (c)                              22,195,499
                                        17,022,000   Liu Chong Hing Investment, Ltd. (Hong Kong)                           6,529,836
                                         1,760,000   Mitsui Fudosan Co., Ltd. (Japan)                                     30,700,154
                                                                                                                     ---------------
                                                                                                                          82,197,648
                                                                                                                     ---------------
OTHER FINANCIAL - 3.30%                 90,231,000   Yuanta Financial Holding Co., Ltd. (Taiwan)                          35,298,925
                                                                                                                     ---------------
PHARMACEUTICALS - 4.45%                    781,113   GlaxoSmithKline PLC (United Kingdom)                                 15,016,069
                                           514,600   Sanofi-Aventis SA (France)                                           32,603,594
                                                                                                                     ---------------
                                                                                                                          47,619,663
                                                                                                                     ---------------
SECURITIES BROKERAGE - 1.69%            97,017,800   Asia Plus Securities Public Co., Ltd. (Thailand)                      2,888,465
                                           856,700   Capital Nomura Securities Public Co., Ltd., NVDR (Thailand)             414,884
                                        17,295,065   Capital Securities Corp. (Taiwan)                                     3,274,314
                                        38,126,960   Hotung Investment Holdings, Ltd. (Taiwan)(2)                          2,096,983
                                           652,300   Ichiyoshi Securities Co., Ltd. (Japan)                                5,223,350
                                        20,041,000   KGI Securities Public Co., Ltd., NVDR (Thailand)                        433,010
                                        13,575,158   President Securities Corp. (Taiwan)                                   3,738,487
                                                                                                                     ---------------
                                                                                                                          18,069,493
                                                                                                                     ---------------
TECHNOLOGY - HARDWARE - 2.21%            7,567,000   Gigabyte Technology Co., Ltd. (Taiwan)                                2,664,148
                                        76,232,750   United Microelectronics Corp. (Taiwan)                               20,931,915
                                                                                                                     ---------------
                                                                                                                          23,596,063
                                                                                                                     ---------------
TELECOMMUNICATIONS - 1.99%              30,050,529   Netia S.A. (Poland) (a) (c)                                          21,287,259
                                                                                                                     ---------------
TRANSPORTATION - 3.34%                   4,873,600   BW Gas, Ltd. (Bermuda) (a)                                           10,347,346
                                         5,233,000   Seino Holdings Co., Ltd. (Japan)                                     25,322,476
                                                                                                                     ---------------
                                                                                                                          35,669,822
                                                                                                                     ---------------
                                                     TOTAL COMMON STOCKS AND WARRANTS
                                                     (Cost $1,478,322,919)                                               904,207,635
                                                                                                                     ---------------

                                        NOTIONAL
                                       AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS - 1.38%
FOREIGN CURRENCY PUT OPTIONS
- 1.38%                               150,000,000    Euro Currency, strike 1.379 EUR, expires 2/9/09                     14,775,300
                                                                                                                     ---------------
                                                     TOTAL PURCHASED OPTIONS
                                                     (Cost $3,427,500)                                                    14,775,300
                                                                                                                     ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2008

                                       PRINCIPAL                                                                          VALUE
                                       AMOUNT ($)                                                                        (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 13.39%
REPURCHASE AGREEMENT - 4.51%            48,255,688   JP Morgan Securities, Inc., 0.10%, dated 10/31/08, due
                                                     11/3/08 (d)                                                     $    48,255,688
                                                                                                                     ---------------
U.S. GOVERNMENT OBLIGATIONS - 8.88%     95,000,000   U.S. Treasury Bill, 1.81%+, due 11/13/08                             94,942,858
                                                                                                                     ---------------
                                                     TOTAL SHORT TERM INVESTMENTS
                                                     (Cost $143,198,546)                                                 143,198,546
                                                                                                                     ---------------

                                                     TOTAL INVESTMENT PORTFOLIO - 99.33%
                                                     (Cost $1,624,948,965)                                             1,062,181,481

                                                     OTHER ASSETS LESS LIABILITIES - 0.67%                                 7,126,734
                                                                                                                     ---------------

                                                     NET ASSETS - 100.00%
                                                     (Applicable to 92,888,275 shares outstanding)                   $ 1,069,308,215
                                                                                                                     ===============

Notes:

EUR: Euro.
NVDR: Non-Voting Depository Receipt.

(a)   Non-income producing security.

(b)   Fair-valued security.

(c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d) Repurchase agreement collateralized by U.S. Treasury Inflation Indexed Note, par value $49,660,000, due 7/15/15, value $49,625,068.

(e)   Security is subject to restrictions on resale.

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

+     Annualized yield at date of purchase.

(1)   Incorporated in Bahamas.

(2)   Incorporated in Bermuda.

The  aggregate  cost for  federal  income tax  purposes is  $1,647,769,603.

The aggregate gross unrealized appreciation for federal income tax purposes is $5,974,318.

The aggregate gross unrealized depreciation for federal income tax purposes is $(591,562,440).

Country Concentration

                                                 % of
                                              Net Assets
                                              ----------
Japan                                           17.12%
United States*                                  16.07
Australia                                        7.92
Canada                                           7.00
Hong Kong                                        6.67
Taiwan                                           6.36
Singapore                                        6.07
United Kingdom                                   5.05
Germany                                          5.00
France                                           4.46
Belgium                                          3.85
South Korea                                      2.54
Bermuda                                          2.52
New Zealand                                      2.00
Poland                                           1.99
Chile                                            1.96
Sweden                                           0.90
Finland                                          0.80
Denmark                                          0.70
Thailand                                         0.35
                                              ----------
Total                                           99.33%
                                              ==========

* Includes cash equivalents.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2008

ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (cost of $1,177,423,401)                 $  857,523,394
   Affiliated issuers (cost of $447,525,564)                        204,658,087
                                                                 --------------
      Total investments (cost of $1,624,948,965)                  1,062,181,481
Foreign currency at value (cost of $9,936,101)                        9,936,101
Dividends and interest receivable                                     3,154,852
Receivable for securities sold                                        2,874,736
Receivable for fund shares sold                                       1,362,205
Other assets                                                             61,639
                                                                 --------------
      Total assets                                                1,079,571,014
                                                                 --------------
LIABILITIES:
Payable for securities purchased                                      4,529,717
Payable for fund shares redeemed                                      3,664,602
Payable to investment adviser                                         1,276,717
Accounts payable and accrued expenses                                   577,638
Payable for other shareholder servicing fees (Note 3)                   209,100
Payable to trustees                                                       5,025
                                                                 --------------
      Total liabilities                                              10,262,799
                                                                 --------------
      Net assets                                                 $1,069,308,215
                                                                 ==============
SUMMARY OF NET ASSETS:
Capital stock, unlimited shares authorized, $0.001 par
   value, 92,888,275 shares outstanding                          $1,642,238,491
Accumulated distributions in excess of net investment income        (22,817,005)
Accumulated undistributed net realized gains from investments
   and foreign currency transactions                                 12,590,987
Net unrealized depreciation of investments and translation of
   foreign currency denominated assets and liabilities             (562,704,258)
                                                                 --------------
      Net assets applicable to capital shares outstanding        $1,069,308,215
                                                                 ==============
Net asset value, offering and redemption price per share                 $11.51
                                                                         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME:
   Interest                                                     $     6,353,865
   Dividends - unaffiliated issuers (net of foreign
      withholding tax of $2,737,982)                                 25,211,951
   Dividends - affiliated issuers (net of foreign withholding
      tax of $158,037) (Note 4)                                       6,412,220
   Other income                                                           3,581
                                                                ---------------
      Total investment income                                        37,981,617
                                                                ---------------
EXPENSES:
   Investment advisory fees (Note 3)                                 23,167,228
   Other shareholder servicing fees (Note 3)                          1,790,483
   Custodian fees                                                       789,801
   Transfer agent fees                                                  464,144
   Reports to shareholders                                              317,650
   Legal fees                                                           261,608
   Accounting fees                                                      158,554
   Administration fees (Note 3)                                         113,299
   Trustees' and officers' fees and expenses                            102,494
   Auditing and tax consulting fees                                      75,317
   Registration fees                                                     49,432
   Insurance expense                                                     24,735
   Miscellaneous expenses                                                37,769
                                                                ---------------
      Total operating expenses                                       27,352,514
                                                                ---------------
      Net investment income                                          10,629,103
                                                                ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCY TRANSACTIONS AND DEFERRED TAXES:
   Net realized gain on investments - unaffiliated issuers           46,169,490*
   Net realized gain on investments - affiliated issuers              1,733,777
   Net realized loss on foreign currency transactions                  (845,386)
   Net change in unrealized appreciation/depreciation on
      investments                                                (1,008,947,211)
   Net change in unrealized appreciation/depreciation on
      translation of other assets and liabilities denominated
      in foreign currency                                               262,489
                                                                ---------------
   Net loss on investments, foreign currency transactions and
      deferred taxes                                               (961,626,841)
                                                                ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  (950,997,738)
                                                                ===============

* Net of capital gains tax of $51,823.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                     THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR       FOR THE YEAR
                                                                               ENDED               ENDED
                                                                          OCTOBER 31, 2008   OCTOBER 31, 2007
                                                                          ----------------   ----------------
OPERATIONS:
   Net investment income                                                   $    10,629,103    $   34,397,769
   Net realized gain on investments - unaffiliated issuers                      46,169,490       237,450,012
   Net realized gain on investments - affiliated issuers                         1,733,777        39,587,052
   Net realized loss on written options                                                 --        (3,600,000)
   Net realized loss on foreign currency transactions                             (845,386)       (1,390,466)
   Net change in unrealized appreciation/depreciation on investments        (1,008,947,211)       94,412,983
   Net change in unrealized appreciation/depreciation on translation of
      other assets and liabilities denominated in foreign currency                 262,489          (278,703)
                                                                           ---------------    --------------
   Net increase (decrease) in net assets resulting from operations            (950,997,738)      400,578,647
                                                                           ---------------    --------------
DISTRIBUTIONS:
   Dividends to shareholders from net investment income                        (70,394,976)     (105,951,673)
   Distributions to shareholders from net realized gains                      (276,878,807)     (170,052,532)
                                                                           ---------------    --------------
   Decrease in net assets from distributions                                  (347,273,783)     (276,004,205)
                                                                           ---------------    --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                467,790,421       208,010,930
   Net asset value of shares issued in reinvestment of dividends and
      distributions                                                            313,575,613       245,564,779
   Redemption fees                                                               1,152,956           478,265
   Cost of shares redeemed                                                    (743,522,596)     (607,689,400)
                                                                           ---------------    --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions                                                              38,996,394      (153,635,426)
                                                                           ---------------    --------------
   Net decrease in net assets                                               (1,259,275,127)      (29,060,984)
   Net assets at beginning of year                                           2,328,583,342     2,357,644,326
                                                                           ---------------    --------------
   Net assets at end of year                                               $ 1,069,308,215    $2,328,583,342
                                                                           ===============    ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                     THIRD AVENUE INTERNATIONAL VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR) AND RATIOS ARE AS
FOLLOWS:

                                                                                   YEARS ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2008            2007           2006            2005         2004
                                                              ------          ------         ------          ------       ------
Net asset value, beginning of year                            $25.01          $23.77         $20.40          $17.17       $13.49
                                                              ------          ------         ------          ------       ------
Income (loss) from Investment Operations:
   Net investment income                                        0.10@           0.37           0.86+           0.30         0.25
   Net gain (loss) on securities (both realized and
      unrealized)                                              (9.76)(2)        3.69(3)        3.07(1)         3.15(1)      3.73(1)
                                                              ------          ------         ------          ------       ------
   Total from investment operations                            (9.66)           4.06           3.93            3.45         3.98
                                                              ------          ------         ------          ------       ------
Less distributions:
   Dividends from net investment income                        (0.78)          (1.08)         (0.46)          (0.22)       (0.30)
   Distributions from realized gains                           (3.06)          (1.74)         (0.10)             --           --
                                                              ------          ------         ------          ------       ------
   Total distributions                                         (3.84)          (2.82)         (0.56)          (0.22)       (0.30)
                                                              ------          ------         ------          ------       ------
Net asset value, end of year                                  $11.51          $25.01         $23.77          $20.40       $17.17
                                                              ======          ======         ======          ======       ======
Total return                                                  (44.31%)         18.86%         19.63%          20.24%       29.95%
Ratios/Supplemental Data:
   Net assets, end of year (in thousands)                 $1,069,308      $2,328,583     $2,357,644      $1,934,959     $437,361
   Ratio of expenses to average net assets
      Before expense reimbursement/recovery                     1.48%           1.45%          1.45%           1.52%        1.58%
      After expense reimbursement/recovery                       N/A             N/A            N/A            1.53%        1.75%
   Ratio of net investment income to average net assets
      Before expense reimbursement/recovery                     0.57%           1.48%          3.25%+          1.19%        0.75%
      After expense reimbursement/recovery                       N/A             N/A            N/A            1.18%        0.58%
   Portfolio turnover rate                                        30%             23%            34%              3%          11%

(1)   Includes redemption fees of $0.02 per share.

(2)   Includes redemption fees of $0.01 per share.

(3)   Includes redemption fees of less than $0.01 per share.

+ Investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding this special dividend, the ratio of net investment income to average net assets would have been 2.25%.

@ Calculated based on the average number of shares outstanding during the period.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2008

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four non-diversified (within the meaning of Section 5(b)(2) of the Investment Company
Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (each a "Fund" and, collectively, the "Funds"). Third Avenue Management LLC (the "Adviser") provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant liabilities in comparison to their liquid resources) at a discount to what the Adviser believes is their intrinsic value. The Fund also seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high-yield securities) that the Adviser believes are undervalued.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield securities) that the Adviser believes are undervalued. Under normal circumstances, the Fund expects to invest at least 80% of its assets in securities of companies that are considered small. The Fund considers a "small company" to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data).

Third Avenue Real Estate Value Fund, under normal circumstances, seeks to achieve its objective by investing at least 80% of its assets in securities of real estate and real estate-related companies, or in companies which own significant real estate at the time of investment ("real estate companies"). These securities will primarily be equity securities (which may include both common and preferred stocks, and convertible securities) of well-financed real estate companies. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also invest a portion of its assets in debt securities (which may include high-yield and mortgage-backed securities) in real estate companies or loans secured by real estate that the Adviser believes have above average yield potential.

Third Avenue International Value Fund seeks to achieve its objective by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies located outside of the United States. While

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries, and under normal circumstances, at least 80% of its assets will be invested in securities of issuers located outside of the United States at the time of investment.

Because of the Funds' disciplined and deliberate investing approach, there may be times when the Funds will have significant cash positions. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America ("U.S. GAAP").

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Generally, the Funds' investments are valued at market value. Securities traded on a principal stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sales price, the NASDAQ official close price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust's Board of Trustees (the "Board"), the Funds may adjust the prices of securities traded in foreign markets, as appropriate, to reflect the fair value as of the time the Funds' net asset values are calculated. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are amortized to maturity based on their cost.

Each Fund may invest up to 15% of their total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Funds' Valuation Committee as authorized by the Board of the Funds, under procedures established by the Board. At October 31, 2008, such securities had a total fair value of $28,520,062 or 0.53% of net assets of Third Avenue Value Fund, $10,152,263 or 0.74% of net assets of Third Avenue Small-Cap Value Fund, $7,737,467 or 0.62% of net assets of Third Avenue Real Estate Value Fund and $22,600,027 or 2.11% of net assets of Third Avenue International Value Fund. Among the factors considered by the Funds' Valuation Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, the percentage of the Fund's beneficial ownership of the issuer's common

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

stock and debt securities, the operating results of the issuer and the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any material future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

      o     INVESTMENTS  AND  ASSETS  AND  LIABILITIES  DENOMINATED  IN  FOREIGN
            CURRENCIES: At the prevailing rates of exchange on the valuation date.

      o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

OPTION CONTRACTS:

An option  contact  gives the buyer the right,  but not the  obligation,  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. The cost of options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

LOANS OF PORTFOLIO SECURITIES:

The Funds may loan securities to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders' fees, both of which are included in securities lending income in the Statement of Operations. Securities loaned are required to be secured at all times by collateral at least equal to the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities. Dividends or other distributions on loaned securities may also receive different tax treatment than would otherwise be the case. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of securities loaned.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

During the year ended  October  31,  2008,  the  following  Fund had  securities
lending income, which is included in the Statement of    Operations, totaling:

FUND
----
Third Avenue Value Fund                   $3,151,952

There were no securities on loan for the Funds at October 31, 2008.

REPURCHASE AGREEMENTS:

The Funds may invest excess cash in repurchase agreements whereby the Funds purchase securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax law and regulations which may differ from U.S. GAAP. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 2008, permanent differences were reclassified as shown below:

                                                                                            DECREASE TO
                                                                   INCREASE          ACCUMULATED UNDISTRIBUTED
                                                                TO ACCUMULATED        NET REALIZED GAIN/(LOSS)
                                          DECREASE TO         UNDISTRIBUTED NET          ON INVESTMENTS AND
                                        PAID-IN CAPITAL   INVESTMENT INCOME/(LOSS)        FOREIGN CURRENCY
                                        ---------------   ------------------------   -------------------------
Third Avenue Value Fund                  $(267,689,585)         $290,877,279               $(23,187,694)
Third Avenue Small-Cap Value Fund                   --          $  1,347,743               $ (1,347,743)
Third Avenue Real Estate Value Fund      $    (295,902)         $ 13,279,934               $(12,984,032)
Third Avenue International Value Fund    $ (32,134,197)         $ 59,915,254               $(27,781,057)

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

The primary reasons for such reclassifications are non-deductible net operating losses, mark-to-market treatment of certain passive foreign investment companies, foreign currency gain (loss), market discount and premium and real estate investment trust ("REIT") distributions.

INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48") on April 30, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each Fund's average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the Funds' average net assets relative to the total average net assets of the Funds and Third Avenue Variable Series Trust.

TRUSTEES' AND OFFICERS' FEES:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Trust paid $226,574 for the year ended October 31, 2008. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not affiliated with the Investment Adviser a fee of $4,000 for each meeting of the Board that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays non-interested Trustees an annual stipend of $59,000 (the lead independent trustee receives an annual retainer of $67,000). The Trustees on the Audit Committee each receive $1,500 for each audit committee meeting and the audit committee chairman receives an annual retainer of $4,000.

ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and expands required disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159 ("FAS 159") "The Fair Value Option for Financial Assets and Financial Liabilities--including an amendment of FASB Statement No. 115." FAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. FAS 159 is effective for fiscal years beginning after November 15, 2007.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133 ("FAS 133")", which expands the disclosure requirements in FAS 133 about an entity's derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the Funds' financial statements and related disclosures.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, as ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2008 were as follows:

                                                   PURCHASES          SALES
                                                 -------------   --------------
Third Avenue Value Fund:
   Affiliated                                    $ 621,275,022   $  115,162,627
   Unaffiliated                                    864,031,036    1,560,663,594
Third Avenue Small-Cap Value Fund:
   Affiliated                                      112,156,278       36,263,472
   Unaffiliated                                    689,356,621      804,818,254
Third Avenue Real Estate Value Fund:
   Affiliated                                               --        5,110,337
   Unaffiliated                                    695,583,910      935,553,745
Third Avenue International Value Fund:
   Affiliated                                       68,345,446       12,501,421
   Unaffiliated                                    392,066,227      544,159,396

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, and 1/12 of 1.25% (an annual fee of 1.25%) of the total average daily net assets of Third Avenue International Value Fund. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds' Chief Compliance Officer and other miscellaneous expenses. At October 31, 2008, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund had amounts payable to the Adviser of $919,630, $179,633, $218,644 and $185,245, respectively, for reimbursement of expenses paid by the Adviser. Under current arrangements for Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, each Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of each Fund's average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse each Fund in an amount equal to that excess. Whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Whenever in any fiscal year, Third Avenue International Value Fund's normal operating expenses including the investment advisory fee, but excluding brokerage commissions and taxes exceed 1.75% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to the excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three-year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for the year ended October 31, 2008.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., pursuant to which PNC provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $174,590 plus 50% of the difference between (i) $191,022 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $174,590. The Adviser pays PNC an annual sub-administration fee for sub-administration services provided to the Trust equal to $180,775.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to com-

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

pensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds' transfer agent. Accordingly, the Funds have agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations. For the year ended October 31, 2008, such fees amounted to $11,481,621 for Third Avenue Value Fund, $1,924,748 for Third Avenue Small-Cap Value Fund, $2,528,330 for Third Avenue Real Estate Value Fund and $1,790,483 for Third Avenue International Value Fund.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

M.J. Whitman LLC, a registered broker-dealer and Private Debt LLC, a dealer in the trading of bank debt and other private claims, operate under common control with the Adviser. For the year ended October 31, 2008, the Funds incurred brokerage commissions, paid to related parties as follows:

FUND                                    M.J. WHITMAN LLC   PRIVATE DEBT LLC
----                                    ----------------   ----------------
Third Avenue Value Fund                    $3,096,165            $--
Third Avenue Small-Cap Value Fund           1,734,253             --
Third Avenue Real Estate Value Fund         1,877,326             --
Third Avenue International Value Fund         980,234             --

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

INVESTMENTS IN AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 2008 is set forth below:

THIRD AVENUE VALUE FUND

                                             SHARES                                    SHARES                       DIVIDEND INCOME
                                         HELD AT OCT. 31,    SHARES     SHARES    HELD AT OCT. 31,     VALUE AT      NOV. 1, 2007 -
NAME OF ISSUER:                               2007          PURCHASED    SOLD           2008        OCT. 31, 2008    OCT. 31, 2008
---------------                          ----------------  ----------  ---------  ----------------  --------------  ---------------
Alamo Group, Inc.                                 594,300          --         --           594,300  $    7,476,294      $   142,632
Ambac Financial Group, Inc.                       300,000  27,407,362  2,000,000        25,707,362      68,895,730          973,519
AVX Corp.                                       9,046,200          --         --         9,046,200      81,596,724        1,447,392
Carver Bancorp, Inc.                              218,500          --         --           218,500       1,472,690           87,400
Chong Hing Bank, Ltd.*                         26,127,450          --  6,569,000        19,558,450      24,574,668        1,523,772
Covanta Holding Corp.                           8,816,889          --         --         8,816,889     190,092,127               --
FedFirst Financial Corp.                          353,109     136,927         --           490,036       2,864,261               --
Forest City Enterprises, Inc., Class A          7,011,858   2,137,587         --         9,149,445     108,786,901        2,666,330
Gouverneur Bancorp, Inc.*                         205,511          --         --           205,511       1,592,710           65,764
Henderson Land
   Development Co., Ltd.                      113,328,000   6,270,738         --       119,598,738     432,515,953       16,825,876
Home Federal Bancorp, Inc.                        137,000     137,157         --           274,157       1,932,807           65,798
Home Products International, Inc.                 526,368          --         --           526,368          26,318               --
Manifold Capital Holdings, Inc.                 3,806,722          --         --         3,806,722          38,067               --
MBIA, Inc.                                      7,077,906  16,571,939  4,300,000        19,349,845     190,208,976        3,426,488
Radian Group, Inc.                             10,359,150     290,200         --        10,649,350      38,337,660          659,780
RHJ International*                              4,628,913          --  1,311,563         3,317,350      17,955,654               --
SFSB, Inc.                                        242,800          --         --           242,800       1,606,122               --
St. Joe Co. (The)                               6,666,078     749,634  1,000,000         6,415,712     198,373,815               --
Tejon Ranch Co.                                 3,420,106          --         --         3,420,106      99,388,281               --
Toyota Industries Corp.                        15,922,200   2,654,200         --        18,576,400     419,379,422       10,386,588
                                                                                                    --------------      -----------
      Total Affiliates                                                                              $1,887,115,180      $38,271,339
                                                                                                    ==============      ===========

* As of October 31, 2008, no longer an affiliate.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

THIRD AVENUE SMALL-CAP VALUE FUND

                                        SHARES                                        SHARES                         DIVIDEND INCOME
                                   HELD AT OCT. 31,      SHARES        SHARES     HELD AT OCT. 31,     VALUE AT       NOV. 1, 2007 -
NAME OF ISSUER:                          2007          PURCHASED        SOLD           2008          OCT. 31, 2008    OCT. 31, 2008
---------------                    ----------------   ------------   ----------   ----------------   -------------   ---------------
Bel Fuse, Inc., Class B                     707,092         59,150           --            766,242    $ 16,627,451        $  214,548
Borland Software Corp.*                   4,552,252             --    4,552,252                 --              --                --
Bronco Drilling Co., Inc.                 2,172,932         16,900      489,217          1,700,615      13,128,748                --
Catalyst Paper Corp.                     12,107,879      9,422,473           --         21,530,352       6,827,263                --
Cross Country Healthcare, Inc.              734,219      2,125,059           --          2,859,278      32,367,027                --
Deltic Timber Corp.*                        680,367             --      680,367                 --              --           162,337
Electro Scientific Industries,
   Inc.                                   1,139,062        741,456      106,012          1,774,506      14,852,615                --
Encore Wire Corp.                         1,054,836      1,338,321      267,106          2,126,051      40,756,398           169,663
Haverty Furniture Cos., Inc.              1,891,945             --           --          1,891,945      18,616,739           510,825
Herley Industries, Inc.                   1,398,130          2,407      694,032            706,505       9,396,516                --
K-Swiss, Inc., Class A                    1,688,331        659,339      899,885          1,447,785      21,904,987           413,016
National Western Life Insurance
   Co., Class A                             201,126         32,548           --            233,674      44,112,978            84,123
Parco Co., Ltd.                           3,959,300      1,337,200           --          5,296,500      48,028,908           645,411
PYI Corp., Ltd.                           7,542,000    151,477,370      448,001        158,571,369       5,123,029            37,236
Stanley Furniture Co., Inc.*              1,116,324             --    1,116,324                 --              --           420,718
                                                                                                      ------------        ----------
      Total Affiliates                                                                                $271,742,659        $2,657,877
                                                                                                      ============        ==========

* As of October 31, 2008, no longer an affiliate.

THIRD AVENUE REAL ESTATE VALUE FUND

                                        SHARES                                        SHARES                         DIVIDEND INCOME
                                   HELD AT OCT. 31,      SHARES        SHARES     HELD AT OCT. 31,     VALUE AT       NOV. 1, 2007 -
NAME OF ISSUER:                          2007          PURCHASED        SOLD           2008          OCT. 31, 2008    OCT. 31, 2008
---------------                    ----------------   ------------   ----------   ----------------   -------------   ---------------
Acadia Realty Trust*                      2,436,810             --    2,436,810                 --    $         --       $ 2,077,381
Associated Estates Realty Corp.*          1,348,100             --      660,205            687,895       5,613,223           804,473
Consolidated-Tomoka Land Co.                500,500             --           --            500,500      18,468,450           200,200
Crystal River Capital, Inc.*              1,561,738             --    1,301,364            260,374         190,073         2,665,090
First Potomac Realty Trust*               1,385,000         86,286    1,471,286                 --              --         1,082,366
Forest City Enterprises, Inc.,
   Class A                                6,514,964             --      322,741          6,192,223      73,625,532         2,084,788
JER Investors Trust, Inc.*                2,251,800             --    2,236,800             15,000          48,750         4,031,855
Killam Properties, Inc.                   1,845,100             --           --          1,845,100       7,654,111           857,778
One Liberty Properties, Inc.*               914,300             --      914,300                 --              --           637,340
Quadra Realty Trust, Inc.*                2,235,800             --    2,235,800                 --              --         1,496,644
Thomas Properties Group, Inc.             2,411,373             --           --          2,411,373      16,759,042           578,730
                                                                                                      ------------       -----------
      Total Affiliates                                                                                $122,359,181       $16,516,645
                                                                                                      ============       ===========

* As of October 31, 2008, no longer an affiliate.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

THIRD AVENUE INTERNATIONAL VALUE FUND

                                        SHARES                                        SHARES                         DIVIDEND INCOME
                                   HELD AT OCT. 31,      SHARES        SHARES     HELD AT OCT. 31,     VALUE AT       NOV. 1, 2007 -
NAME OF ISSUER:                          2007          PURCHASED        SOLD           2008          OCT. 31, 2008    OCT. 31, 2008
---------------                    ----------------   ------------   ----------   ----------------   -------------   ---------------
ABB Grain, Ltd.                          10,760,924      2,114,825    1,000,000         11,875,749    $ 64,887,502        $1,126,954
Blue Ocean Reinsurance, Ltd.*               124,876             --      124,876                 --              --                --
Boardroom, Ltd.                          22,522,784             --           --         22,522,784       6,986,164           743,336
Catalyst Paper Corp.                     40,080,245     31,190,850           --         71,271,095      22,600,027                --
Dundee Precious Metals, Inc.              4,817,832             --           --          4,817,832       9,593,294                --
Gigabyte Technology Co., Ltd.*           37,628,000             --   30,061,000          7,567,000       2,664,148           632,149
GuocoLeisure, Ltd.                      103,667,023             --    7,752,000         95,915,023      22,195,499         1,593,802
Liu Chong Hing Investment, Ltd.*         19,670,000             --    2,648,000         17,022,000       6,529,836           581,985
Netia S.A.                               30,050,529             --           --         30,050,529      21,287,259                --
Rubicon, Ltd.                            44,893,185             --           --         44,893,185      21,373,933                --
United International
   Enterprises, Ltd.*                       374,296             --      218,940            155,356       7,473,357           336,981
Viterra, Inc.*                           12,246,464             --    5,532,800          6,713,664      42,611,408                --
WBL Corp., Ltd.                          19,290,300         69,000           --         19,359,300      35,734,409         1,397,013
                                                                                                      ------------        ----------
      Total Affiliates                                                                                $263,936,836        $6,412,220
                                                                                                      ============        ==========

* As of October 31, 2008, no longer an affiliate.

Certain employees of the Adviser serve as members of the board of directors of companies in which the Funds have investments. As a result of such service, for the year ended October 31, 2008, the Funds received the following fees: $97,934 for Third Avenue Value Fund, $2,399 for Third Avenue Small-Cap Value Fund and $4,147 for Third Avenue Real Estate Value Fund. These fees are included in "Other income" on the accompanying Statement of Operations.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

                                                      THIRD AVENUE                          THIRD AVENUE
                                                       VALUE FUND                       SMALL-CAP VALUE FUND
                                          -----------------------------------   -----------------------------------
                                               FOR THE            FOR THE            FOR THE            FOR THE
                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 2008   OCTOBER 31, 2007   OCTOBER 31, 2008   OCTOBER 31, 2007
                                          ----------------   ----------------   ----------------   ----------------
Shares outstanding at beginning of year     178,201,270        153,848,187         81,182,322         90,805,077
                                            -----------        -----------        -----------        -----------
   Shares sold                               37,028,410         45,597,343         16,530,658          7,228,330
   Shares reinvested from dividends
      and distributions                       5,594,473          8,012,366          8,751,531          4,585,307
   Shares redeemed                          (68,009,822)       (29,256,626)       (23,037,569)       (21,436,392)
                                            -----------        -----------        -----------        -----------
Net increase (decrease) in Fund shares      (25,386,939)        24,353,083          2,244,620         (9,622,755)
                                            -----------        -----------        -----------        -----------
Shares outstanding at end of year           152,814,331        178,201,270         83,426,942         81,182,322
                                            ===========        ===========        ===========        ===========

                                                      THIRD AVENUE                          THIRD AVENUE
                                                 REAL ESTATE VALUE FUND               INTERNATIONAL VALUE FUND
                                          -----------------------------------   -----------------------------------
                                               FOR THE            FOR THE            FOR THE             FOR THE
                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 2008   OCTOBER 31, 2007   OCTOBER 31, 2008   OCTOBER 31, 2007
                                          ----------------   ----------------   ----------------   ----------------
Shares outstanding at beginning of year      82,735,662         86,401,434         93,109,562         99,168,233
                                            -----------        -----------        -----------        -----------
   Shares sold                               19,637,178         19,139,548         26,035,503          9,021,508
   Shares reinvested from dividends
      and distributions                      10,647,177          8,499,274         17,163,416         11,274,840
   Shares redeemed                          (35,573,915)       (31,304,594)       (43,420,206)       (26,355,019)
                                            -----------        -----------        -----------        -----------
Net decrease in Fund shares                  (5,289,560)        (3,665,772)          (221,287)        (6,058,671)
                                            -----------        -----------        -----------        -----------
Shares outstanding at end of year            77,446,102         82,735,662         92,888,275         93,109,562
                                            ===========        ===========        ===========        ===========

Third Avenue Value Fund charges a redemption fee of 1% for shares held 60 days or less. Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund charge a redemption fee of 1% for shares held one year or less. Third Avenue International Value Fund charges a redemption fee of 2% for shares held one year or less.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

6. COMMITMENTS AND CONTINGENCIES

Third Avenue  Value Fund has  committed a $1,755,000  capital  investment  to RS
Holdings of which $1,022,245 has been funded as of October 31, 2008. Under certain circumstances this commitment may be payable to RS Holdings, although the Adviser believes that this commitment is no longer enforceable. Accordingly, Third Avenue Value Fund has segregated securities valued at $732,755 to meet this contingency.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

HIGH YIELD DEBT:

The Funds may invest in high yield, lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

TRADE CLAIMS:

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FUND CONCENTRATION:

The Funds hold relatively concentrated portfolios that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could decrease because of the poor performance of one or a few investments. Additionally, the Funds may encounter some difficulty in liquidating these types of securities.

8. FEDERAL INCOME TAXES

The tax character of distributions paid during the year ended October 31, 2008 was as follows:

                                                      ORDINARY     NET LONG-TERM
                                                       INCOME      CAPITAL GAINS
                                                    ------------   -------------
Third Avenue Value Fund                             $215,388,727    $156,540,480
Third Avenue Small-Cap Value Fund                     36,054,670     177,755,031
Third Avenue Real Estate Value Fund                   50,579,712     253,942,907
Third Avenue International Value Fund                 68,165,379     279,108,404

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

                                                      ORDINARY     NET LONG-TERM
                                                       INCOME      CAPITAL GAINS
                                                    ------------   -------------
Third Avenue Value Fund                             $505,249,331    $ 14,621,692
Third Avenue Small-Cap Value Fund                     49,009,478      77,757,960
Third Avenue Real Estate Value Fund                   75,924,345     228,859,428
Third Avenue International Value Fund                121,976,814     154,027,391

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2008

At October 31, 2008, the tax basis components of distributable earnings were:

                                                          UNDISTRIBUTED
                                         UNDISTRIBUTED      LONG-TERM     CAPITAL LOSS      UNREALIZED
                                        ORDINARY INCOME   CAPITAL GAINS   CARRYFORWARD     DEPRECIATION
                                        ---------------   -------------   ------------   ----------------
Third Avenue Value Fund                   $        --     $     80,936     $        --   $(1,485,059,037)
Third Avenue Small-Cap Value Fund           1,987,918       42,967,082              --      (269,513,172)
Third Avenue Real Estate Value Fund        18,106,800               --      28,847,162      (336,399,862)
Third Avenue International Value Fund              --      (12,594,620)             --      (585,588,122)

The difference between book basis and tax basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to mark-to market treatment of certain passive foreign investment companies, differences in the treatment of amortization of bond discount and premium, REIT and partnership adjustments and other timing differences. Actual distributions to shareholders may differ from the amounts above.

As of October 31, 2008, the Third Avenue Real Estate Value Fund had an estimated capital loss carryforward for federal income taxes of approximately $28,847,162. This amount may be applied to offset future capital gains. The capital loss carryforward will expire, if not used, on October 31, 2016.

                            [THIRD AVENUE FUNDS LOGO]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (constituting Third Avenue Trust, hereafter referred to as the "Fund") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York
December 19, 2008

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                            [THIRD AVENUE FUNDS LOGO]

                ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
                                   (UNAUDITED)

At a meeting of the Board of Trustees of the Trust held on June 4, 2008, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not "interested persons" (as the term is defined in the Investment Company
Act) (the "Independent Trustees")), approved the renewal of each Fund's Investment Advisory Agreement (collectively, the "Agreements").

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser's representatives and independent legal counsel. At its June 4, 2008 meeting, the Board engaged in a detailed discussion of the materials with the Adviser. The Independent Trustees then met separately with their independent legal counsel for a discussion of the Adviser's presentation and materials. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their multi-year service on the Trust's Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed each Fund since its inception, and that the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of the Funds. Following this session, the full Board reconvened and approved the continuation of each Agreement as being in the best interests of the relevant Fund and its shareholders. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board's approval.

FACTORS CONSIDERED

A. FINANCIAL CONDITION OF THE ADVISER; ADVISORY FEES: PROFITABILITY.

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

      1. the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Funds;

      2. the information sources and methodology used in the selection of funds to be included in the comparison universe and the competitive fund group used in comparative analyses of each Fund's advisory fees and expense ratio and in analyzing the Fund's performance;

      3. each Fund's advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of each Fund and the funds in its comparison universe and competitive fund group, and noting that the Fund was below or near the median in each of these comparisons;

      4.    performance/expense   analysis   of  each  Fund  and  funds  in  its
            competitive fund group;

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                            [THIRD AVENUE FUNDS LOGO]

          ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
                                   (UNAUDITED)

      5. a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser;

      6. information presented in respect of economies of scale, noting the competitive expense ratios, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds and the trend of declining or generally stable gross expense ratios of each Fund since inception and the decline in the Funds assets over the past year;

      7. the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

      8. fallout benefits, including (i) fees for providing administrative services and (ii) brokerage commissions paid to the Adviser's affiliated broker-dealer from transactions executed for the Funds, including the quarterly brokerage analysis performed by third party service providers and provided to the Trustees analyzing, among other things, the affiliated broker-dealer's per share commission and execution costs.

B. DESCRIPTION OF PERSONNEL AND SERVICE PROVIDED BY THE ADVISER.

The Trustees reviewed with representatives of the Adviser, and considered:

      1. the nature, extent and quality of services rendered to the Funds, including the Adviser's investment, senior management and operational personnel and the oversight of day-to-day operations of the Funds provided by the Adviser;

      2.    the  Adviser's  research  and  portfolio  management   capabilities,
            particularly the intensive research undertaken in connection with the Adviser's deep value philosophy; and

      3. the value added through the Adviser's active management style that includes participation in corporate restructurings.

C. COMPLIANCE MATTERS

      1.    The  Trustees  met  in  private   session  with  the  Trust's  Chief
            Compliance Officer and reviewed the operation of the Trust's and the Adviser's compliance programs.

D. INVESTMENT PERFORMANCE OF THE FUNDS AND ADVISER.

      1. The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group and compared to the Fund's benchmark index for various periods and since inception. The Trustees also reviewed information pertaining to each Fund's risk adjusted performance.

      2. It was noted that each Fund's performance was favorable both on an absolute and risk adjusted basis and, since inception, relative to that of funds in the comparison universe and competitive group and the Fund's benchmark.

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          ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
                                   (UNAUDITED)

CONCLUSIONS

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered, evaluated and were satisfied with each Fund's historical performance. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive group and the performance/expense analysis, as discussed in the Adviser's presentation.

The Trustees discussed the Adviser's profitability, and it was noted that the profitability percentage for each Fund was within ranges in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded that each Fund's fee paid to the Adviser was reasonable in light of comparative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the Adviser and its affiliates from their relationship with the Fund, including administration fees paid to the Adviser and brokerage fees paid to the Adviser's affiliates. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser and reviewed the nature of the services provided and differences, from the Adviser's perspective, in managing the Funds as compared to advisory services provided to other advised and sub-advised funds. The Trustees recognized that any differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether economies of scale are shared with the Funds and considered each Fund's competitive fee structure, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Fund, and the size of the Fund. The Trustees concluded that operational economies of scale had benefited the Funds and that there were no other material economies of scale in which the Funds should share, especially over the past year when asset levels in the Funds declined.

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                            [THIRD AVENUE FUNDS LOGO]

                             MANAGEMENT OF THE TRUST

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes four portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge upon request, by calling (800) 443-1021.

INTERESTED TRUSTEES
-------------------

                                TERM OF OFFICE   POSITION(S)
                                AND LENGTH OF    HELD WITH     PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS             TIME SERVED*     REGISTRANT    DURING PAST 5 YEARS                     HELD BY TRUSTEE
-----------------------------   --------------   -----------   -------------------------------------   ------------------------
MARTIN J. WHITMAN**             Trustee since    Chairman      Chairman (3/90 to Present) Chief        Director (8/90 to 10/04)
DOB: September 1924             7/99             and Trustee   Executive Officer (CEO) (3/90 to        of Danielson Holding
622 Third Avenue                                               9/03), President (1/91 to 5/98) of      Corporation; Director
New York, NY                                                   Third Avenue Trust; Chairman (7/99 to   (3/91 to Present) of
10017                                                          Present) CEO (7/99 to 9/03) of Third    Nabors Industries, Ltd.,
                                                               Avenue Variable Series Trust;           (international oil
                                                               Co-Chief Investment Officer (2/03 to    drilling services).
                                                               Present), Chief Investment Officer
                                                               (CIO) (1/91 to 2/03), Third Avenue
                                                               Management LLC and its predecessor
                                                               entities; CEO, President and Director
                                                               (10/74 to Present) of Martin J.
                                                               Whitman & Co., Inc. (private invest-
                                                               ment company); Distinguished
                                                               Management Fellow (1972 to Present)
                                                               and Member of the Advisory Board
                                                               (10/94 to 6/95) of the Yale School of
                                                               Management at Yale University;
                                                               Adjunct Professor (1/01 to 12/01) of
                                                               the Columbia University Graduate
                                                               School of Business; Adjunct Professor
                                                               (2002 to Present) of Syracuse
                                                               University; Chartered Financial
                                                               Analyst.

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INTERESTED TRUSTEES
-------------------

                                TERM OF OFFICE   POSITION(S)
                                AND LENGTH OF    HELD WITH     PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS             TIME SERVED*     REGISTRANT    DURING PAST 5 YEARS                     HELD BY TRUSTEE
-----------------------------   --------------   -----------   -------------------------------------   ------------------------
DAVID M. BARSE**                Trustee since    President,    President (5/98 to Present), Trustee    Director (7/96 to
DOB: June 1962                  9/01             CEO and       (9/01 to Present), CEO (9/03 to         Present) of Covanta
622 Third Avenue                                 Trustee       Present) and Executive Vice President   Holding Corporation,
New York, NY                                                   (4/95 to 5/98) of Third Avenue Trust;   formerly Danielson
10017                                                          President (7/99 to Present), Trustee    Holding Corporation;
                                                               (9/01 to Present) and CEO (9/03 to      Director (3/01 to
                                                               Present) of Third Avenue Variable       Present) of Manifold
                                                               Series Trust; CEO (4/03 to Present),    Capital Holdings, Inc.
                                                               President (2/98 to Present), Third      and its predecessor
                                                               Avenue Management LLC and sub-          (credit enhancement).
                                                               sidiaries and predecessors; CEO (7/99
                                                               to Present), President (6/95 to
                                                               Present), Director (1/95 to Present)
                                                               of M.J. Whitman, Inc. and its
                                                               successor, M.J. Whitman LLC
                                                               (registered broker-dealer) and
                                                               subsidiaries.

INDEPENDENT TRUSTEES
--------------------
JACK W. ABER                    Trustee since    Trustee       Professor of Finance (1972 to           Trustee, The Managers
DOB: September 1937             8/02                           Present) of Boston University School    Funds (1999 to Present)
51 Columbia Street                                             of Management, Trustee of Third         (9 portfolios); Trustee
Brookline, MA 02446                                            Avenue Variable Series Trust (8/02 to   of Managers AMG Funds
                                                               Present); Trustee of Third Avenue       (1999 to Present) (6
                                                               Trust (8/02 to Present).                portfolios), Managers
                                                                                                       Trust I (2000 to
                                                                                                       Present) (10 portfolios)
                                                                                                       and Managers Trust II
                                                                                                       (2000 to Present) (6
                                                                                                       portfolios); Trustee of
                                                                                                       Appleton Growth Fund.

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INDEPENDENT TRUSTEES
--------------------

                                TERM OF OFFICE   POSITION(S)
                                AND LENGTH OF    HELD WITH     PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS             TIME SERVED*     REGISTRANT    DURING PAST 5 YEARS                     HELD BY TRUSTEE
-----------------------------   --------------   -----------   -------------------------------------   ------------------------
WILLIAM E. CHAPMAN, II          Trustee since    Trustee       Trustee; President and Owner (1998      Trustee, The
DOB: September 1941             8/02                           to Present) of Longboat Retirement      Managers Funds
380 Gulf of Mexico Drive,                                      Planning Solutions (consulting firm);   (1999 to Present)
#531                                                           part-time employee delivering retire-   (9 portfolios); Trustee
Longboat Key, FL 34228                                         ment and investment education semi-     of Managers AMG
                                                               nars (1/00 to Present) for Hewitt       Funds (1999 to
                                                               Associates, LLC (consulting firm);      Present) (6 portfolios),
                                                               Trustee (5/02 to Present) of Bowdoin    Managers Trust I
                                                               College; various roles, the last of     (2000 to Present) (10
                                                               which was President of the              portfolios) and
                                                               Retirement Plans Group (1990 to         Managers Trust II
                                                               1998) with Kemper Funds (mutual         (2000 to Present)
                                                               funds group); investment sales, mar-    (6 portfolios).
                                                               keting and general management roles
                                                               (1966 to 1990) with CIGNA (insur-
                                                               ance group). Trustee of Third Avenue
                                                               Variable Series Trust (8/02 to
                                                               Present); Trustee of Third Avenue
                                                               Trust (8/02 to Present).

LUCINDA FRANKS                  Trustee since    Trustee       Journalist (1969 to Present); Special   N/A
DOB: July 1946                  7/99                           Correspondent, Talk Magazine (1999-
64 East 86th Street                                            2000); Trustee of Third Avenue
New York, NY                                                   Variable Series Trust (7/99 to
10028                                                          Present); Trustee of Third Avenue
                                                               Trust (2/98 to Present).

EDWARD J. KAIER                 Trustee since    Trustee       Partner (7/07 to Present) at Teeters    Trustee, The Managers
DOB: September 1945             8/02                           Harvey Gilboy & Kaier LLP (law firm);   Funds (1999 to Present)
111 N. Lowry's Lane                                            Partner (1977 to 7/07) at Hepburn       (9 portfolios), Trustee
Rosemont, PA 19010                                             Willcox Hamilton & Putnam (law firm);   of Managers AMG Funds
                                                               Trustee of Third Avenue Variable        (1999 to Present) (6
                                                               Series Trust (8/02 to Present);         portfolios), Managers
                                                               Trustee of Third Avenue Trust (8/02     Trust I (2000 to
                                                               to Present).                            Present) (10 portfolios)
                                                                                                       and Managers Trust II
                                                                                                       (2000 to Present) (6
                                                                                                       portfolios).

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INDEPENDENT TRUSTEES
--------------------

                                TERM OF OFFICE   POSITION(S)
                                AND LENGTH OF    HELD WITH     PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS             TIME SERVED*     REGISTRANT    DURING PAST 5 YEARS                     HELD BY TRUSTEE
-----------------------------   --------------   -----------   -------------------------------------   ------------------------
MARVIN MOSER, M.D.              Trustee since    Trustee       Clinical Professor of Medicine (1984    Director (1997 to
DOB: January 1924               7/99                           to Present) at Yale University School   Present) of Nutrition
13 Murray Hill Road                                            of Medicine; Trustee (1992 to 2002)     21 Co. (marketing);
Scarsdale, NY                                                  of the Trudeau Institute (medical       Director (2002 to
10583                                                          research institute); Senior Medical     Present) of Compre-
                                                               Consultant (1974 to 2002) for the       hensive Neuroscience
                                                               National High Blood Pressure            (research and phar-
                                                               Education Program of the National       maceutical site man-
                                                               Heart, Lung and Blood Institute;        agement company).
                                                               Trustee of Third Avenue Variable
                                                               Series Trust (7/99 to Present);
                                                               Trustee or Director of Third Avenue
                                                               Trust or its predecessor (11/94 to
                                                               Present).

ERIC RAKOWSKI                   Trustee since    Trustee       Professor (1990 to Present) at          Trustee, The Managers
DOB: June 1958                  8/02                           University of California at Berkeley    Funds (1999 to Present)
571 Woodmont Avenue                                            School of Law; Visiting Professor       (9 portfolios), Trustee
Berkeley, CA 94708                                             (1998-1999) at Harvard Law School.      of Managers AMG Funds
                                                               Trustee of Third Avenue Variable        (1999 to Present) (6
                                                               Series Trust (8/02 to Present);         portfolios), Managers
                                                               Trustee of Third Avenue Trust (8/02     Trust I (2000 to
                                                               to Present).                            Present) (10 portfolios)
                                                                                                       and Managers Trust II
                                                                                                       (2000 to Present) (6
                                                                                                       portfolios).

MARTIN SHUBIK                   Trustee since    Trustee       Seymour H. Knox Professor (1975 to      N/A
DOB: March 1926                 7/99                           Present) of Mathematical and
Yale University                                                Institutional Economics, Yale
Dept. of Economics                                             University; Trustee of Third Avenue
Box 2125, Yale Station                                         Variable Series Trust (7/99 to
New Haven, CT                                                  Present); Trustee or Director of
06520                                                          Third Avenue Trust or its predecessor
                                                               (11/90 to Present).

CHARLES C. WALDEN               Trustee since    Trustee       President and Owner (2006 to Present)   N/A
DOB: July 1944                  7/99                           of Sound Capital Associates, LLC
Sound Capital Associates, LLC                                  (consulting firm); Executive
P.O. Box 1250                                                  Vice-President of Investments and
Madison, CT                                                    Chief Investment Officer (1973 to
06443                                                          2007) Knights of Columbus (fraternal
                                                               benefit society selling life insur-
                                                               ance and annuities); Trustee of Third
                                                               Avenue Variable Series Trust (7/99 to
                                                               Present); Trustee or Director of
                                                               Third Avenue Trust or its predecessor
                                                               (5/96 to Present); Chartered
                                                               Financial Analyst.

----------
*     Each trustee serves until his successor is duly elected and qualified.

** Messrs. Whitman and Barse are "interested trustees" of the Trust and the Adviser, Third Avenue Management LLC, due to their employment with and indirect ownership interests in the Adviser.

                            [THIRD AVENUE FUNDS LOGO]

PRINCIPAL TRUST OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------

                      POSITION(S)
                      HELD WITH                                                              OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS   REGISTRANT        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY OFFICER
-------------------   ---------------   --------------------------------------------------   -------------------
VINCENT J. DUGAN      Treasurer and     Treasurer and Chief Financial Officer (CFO) (9/04    N/A
DOB: September 1965   CFO               to Present) of Third Avenue Trust; Treasurer and
622 Third Avenue                        CFO (9/04 to Present) of Third Avenue Variable
New York, NY 10017                      Series Trust; Chief Operating Officer (COO) and
                                        CFO (8/04 to Present) of Third Avenue Management
                                        LLC and subsidiaries; COO and CFO (8/04 to
                                        Present) of Third Avenue Holdings Delaware LLC;
                                        COO and CFO (8/04 to Present) of MJ Whitman LLC
                                        and subsidiaries; Partner Ernst & Young LLP (6/02
                                        to 8/04).

MICHAEL A. BUONO      Controller        Controller (5/06 to Present) of Third Avenue         N/A
DOB: May 1967                           Trust; Controller (5/06 to Present) of Third
622 Third Avenue                        Avenue Variable Series Trust; Vice President and
New York, NY 10017                      Assistant Controller (12/05 to 5/06) of Legg Mason
                                        Partners Funds; Vice President and Assistant
                                        Controller (12/98 to 12/05) Citigroup Asset
                                        Management.

W. JAMES HALL III     General Counsel   General Counsel and Secretary (6/00 to Present) of   N/A
DOB: July 1964        and Secretary     Third Avenue Trust; General Counsel and Secretary
622 Third Avenue                        (9/00 to Present) of Third Avenue Variable Series
New York, NY 10017                      Trust; General Counsel and Secretary (9/00 to
                                        Present) of EQSF Advisers, Inc., and its
                                        successor, Third Avenue Management LLC and
                                        subsidiaries; General Counsel and Secretary (12/00
                                        to 7/02) of Danielson Holding Corporation; General
                                        Counsel and Secretary (5/00 to Present) of M.J.
                                        Whitman, Inc. and its successor, M.J. Whitman LLC
                                        and subsidiaries.

JOSEPH J. REARDON     Chief             Chief Compliance Officer (CCO) (4/05 to Present)     N/A
DOB: April 1960       Compliance        of Third Avenue Trust; CCO (4/05 to Present) Third
622 Third Avenue      Officer           Avenue Variable Series Trust; CCO Third Avenue
New York, NY 10017                      Management LLC and subsidiaries (4/05 to Present);
                                        CCO (10/04 - 3/05) Weiss, Peck & Greer Funds
                                        Trust; CCO (10/94 - 3/05) Weiss, Peck & Greer
                                        Tudor Fund; Principal (10/94 - 10/04) Weiss, Peck
                                        & Greer; Vice President and Secretary (10/94 -
                                        10/04) Weiss, Peck & Greer Funds Trust, Weiss,
                                        Peck & Greer Tudor Fund, Weiss, Peck & Greer
                                        International Fund, Weiss, Peck & Greer
                                        International Fund.

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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS
                        SCHEDULE OF SHAREHOLDER EXPENSES
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; other shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2008, and held for the six month period ended October 31, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                             Expenses Paid
                                          Beginning          Ending        During the Period*
                                        Account Value    Account Value       May 1, 2008 to      Annualized
                                         May 1, 2008    October 31, 2008    October 31, 2008    Expense Ratio
                                        -------------   ----------------   ------------------   -------------
Third Avenue Value Fund
   Actual                                 $1,000.00        $  623.70              $4.57             1.12%
   Hypothetical                           $1,000.00        $1,019.51              $5.69             1.12%
Third Avenue Small Cap Value Fund
   Actual                                 $1,000.00        $  691.80              $4.59             1.08%
   Hypothetical                           $1,000.00        $1,019.71              $5.48             1.08%
Third Avenue Real Estate Value Fund
   Actual                                 $1,000.00        $  595.10              $4.49             1.12%
   Hypothetical                           $1,000.00        $1,019.51              $5.69             1.12%
Third Avenue International Value Fund
   Actual                                 $1,000.00        $  598.50              $5.87             1.46%
   Hypothetical                           $1,000.00        $1,017.80              $7.41             1.46%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366.

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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2008. This information is presented to meet regulatory requirements and no current action on your part is required. The information and distributions reported below will differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2008. Information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be issued by the Funds in the early part of 2009.

THIRD AVENUE VALUE FUND

Of the $2.092 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2008, $1.208 was derived from net investment income, $0.003 from short-term capital gains, which are taxed as ordinary income and $0.881 from long-term capital gains. Foreign taxes of $0.0245 are included in arriving at the net investment income of $1.208. Of the total ordinary income (including net investment income and short-term capital gains) distributed 27.06% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 16.13% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND

Of the $2.716 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2008, $0.225 was derived from net investment income, $0.233 from short-term capital gains, which are taxed as ordinary income and $2.258 from long-term capital gains. Of the total ordinary income (including short-term capital gains) distributed 42.06% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 27.89% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE REAL ESTATE VALUE FUND

Of the $3.847 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2008, $0.473 was derived from net investment income, $0.167 from short-term capital gains, which are taxed as ordinary income and $3.207 from long-term capital gains. Of the total ordinary income (including short-term capital gains) distributed 33.14% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 10.33% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE INTERNATIONAL VALUE FUND

Of the $3.838 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2008, $0.753 was derived from net investment income, $0.000 from short-term capital gains and $3.085 from long-term capital gains. Foreign taxes of $0.0308 are included in arriving at the net investment income of $0.753. Of the total ordinary income (including net investment income and short-term capital gains) distributed 35.50% or the maximum amount allowable, is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 0.16% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                   FEDERAL TAX STATUS OF DIVIDENDS (CONTINUED)
                                   (UNAUDITED)

For the fiscal year ended October 31, 2008, the following Funds intend to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit. Gross foreign source income and foreign tax expenses for the year ended October 31, 2008 are as follows:

                                                    GROSS FOREIGN    FOREIGN TAX
                                                    SOURCE INCOME   PASS THROUGH
                                                    -------------   ------------
Third Avenue Value Fund                              $212,929,983    $7,410,231
Third Avenue Real Estate Value Fund                    28,277,268     2,884,090
Third Avenue International Value Fund                  34,178,656     2,896,019

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

                                BOARD OF TRUSTEES

                                  Jack W. Aber
                                 David M. Barse
                              William E. Chapman II
                                 Lucinda Franks
                                 Edward J. Kaier
                                  Marvin Moser
                                  Eric Rakowski
                                  Martin Shubik
                                Charles C. Walden
                                Martin J. Whitman

                                    OFFICERS

                                Martin J. Whitman
                              Chairman of the Board
                                 David M. Barse
                       President, Chief Executive Officer
                                Vincent J. Dugan
                       Chief Financial Officer, Treasurer
                                Michael A. Buono
                                   Controller
                                  W. James Hall
                           General Counsel, Secretary
                                Joseph J. Reardon
                            Chief Compliance Officer

                                 TRANSFER AGENT

                   PNC Global Investment Servicing (U.S.) Inc.
                                  P.O. Box 9802
                            Providence, RI 02940-8002
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER

                           Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017

                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP
                               300 Madison Avenue
                               New York, NY 10017

                                    CUSTODIAN

                             Custodial Trust Company
                               101 Carnegie Center
                               Princeton, NJ 08540

                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS
                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                                WWW.THIRDAVE.COM

ITEM 2. CODE OF ETHICS.

At October 31, 2008, the Trust had a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust's Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are "audit committee financial experts" ("ACFE") as defined by the Securities and Exchange Commission ("SEC") and has designated Mr. Aber as the Committee's ACFE. Each of Messrs. Aber, Shubik and Walden are "independent" as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust's principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $251,840, including out of pocket expenses of approximately $22,000, for the fiscal year ended October 31, 2008 and $233,000, including out of pocket expenses of approximately $12,000, for the fiscal year ended October 31, 2007.

(b) AUDIT-RELATED FEES. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust's principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust's investment adviser or any entity controlling, controlled by, or under common control with the Trust's investment adviser that provides ongoing service to the Trust ("Service Affiliate") during each of the last two years that were required to be pre-approved by the Trust's Audit Committee.

(c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust's principal accountant for tax compliance, tax advice and tax planning were $160,860 for the fiscal year ended October 31, 2008 and $153,200 for the fiscal year ended October 31, 2007. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust's Audit Committee.

(d) ALL OTHER FEES. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust's principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust's Audit Committee.

(e)   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

      (i) The Audit Committee pre-approves the Trust's accountant's engagement for audit and non-audit services to the Trust and certain non-audit services to the Trust's adviser and affiliates (as required) on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant's independence.

      (ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not Applicable.

(g) The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust and Service Affiliates (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for each of the last two fiscal years were $80,000 for the fiscal year ending October 31, 2008 and $78,000 for the fiscal year ending October 31, 2007.

(h) The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust's accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THIRD AVENUE TRUST

By:    /s/ David M. Barse
Name:  David M. Barse
Title: Principal Executive Officer
Date:  December 19, 2008

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ David M. Barse
Name:  David M. Barse
Title: Principal Executive Officer
Date:  December 19, 2008

By:    /s/ Vincent J. Dugan
Name:  Vincent J. Dugan
Title: Principal Financial Officer
Date:  December 19, 2008